Exhibit 10.1
PURCHASE AND SALE AGREEMENT
     THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made and entered into this 12th day of January, 2007 (the “Execution Date”), between GOODRICH PETROLEUM COMPANY, L.L.C., a Louisiana limited liability company (“Goodrich”), with offices at 808 Travis, Suite 1320, Houston, Texas 77002, MALLOY ENERGY COMPANY, L.L.C., a New York limited liability company (“Malloy”), with offices at Bay Street at the Waterfront, Sag Harbor, New York 11963 (with Goodrich and Malloy hereinafter collectively referred to as “Seller”) and HILCORP ENERGY I, L.P., a Texas limited partnership, with offices at 1201 Louisiana Street, Suite 1400, Houston, Texas 77002 (“Buyer”).
RECITALS
     Subject to the following terms and conditions, Buyer wishes to acquire, and Seller wishes to convey, all of Seller’s right, title and interest, if any, in the following:
     (1) The leasehold estates created by the oil and gas leases described on Exhibit “A” attached hereto (the “Leases”) and the lands covered thereby (the “Lands”), together with (a) all overriding royalty interests, production payments and other payments out of or measured by the value of oil and gas production from or attributable to the Leases or the Lands, and (b) all mineral interests, royalty interests, surface interests and other interests and estates of Seller, if any, in and to the Lands, any other lands pooled or unitized therewith or any lands otherwise described on Exhibit “A” attached hereto.
     (2) The oil and gas and other wells and wellbores located on or attributable to the Leases and/or the Lands, including, without limitation, those described on Exhibit “B” attached hereto (individually, “Well”; collectively, the “Wells”).
     (3) All rights with respect to any lands or depths pooled or unitized with any of the Lands and all production attributable thereto and all pooling and unitization agreements related thereto.
     (4) All production facility platforms, oil sales facilities and tank batteries, oil pipeline connections between the platform and sales facilities, and associated production facilities, flowlines, pipelines, equipment, vehicles, vessels, machinery, fixtures and other tangible personal property and improvements located upon or used in connection with the operation of the Wells or the Leases (collectively, the “Facilities”).
     (5) The rights and obligations existing under certain contracts and agreements that benefit or burden the Leases, Wells and/or the Facilities, if applicable, including, but not limited to, permits, rights of way, surface use agreements, non-lease agreements, letter agreements and easements (collectively, the “Contracts”) listed on Exhibits “A” and “C” attached hereto.
     (6) The files, records, data, and other documentary information maintained by or in the possession of Seller pertaining to the Wells, the Facilities, and the Contracts, including, without limitation, all well, land, lease, title, curative, product sale, regulatory, non-confidential legal, technical and operational files, and all geological and geophysical data (collectively, the “Data”). The Data shall not include any information which, if disclosed, would cause Seller to breach any other existing contract or agreement.
     The Leases, Lands, Wells, Facilities, Contracts, Data and other rights and property described above are collectively called the “Properties”.
CONSIDERATION AND AGREEMENT
     In consideration of the covenants and conditions contained in this Agreement and other good and valuable consideration, including, without limitation, Buyer’s assumption of full plugging, abandonment, site clean-up and restoration obligations on the Properties, and Buyer’s agreement to properly operate the Properties after its acquisition, the receipt and sufficiency of which are hereby acknowledged, Buyer agrees to purchase the Properties from Seller and Seller agrees to sell the Properties to Buyer, upon the terms set forth below.
TERMS
     1. Consideration. (a) The total consideration for the purchase of the Properties is Buyer’s payment of $130,000,000.00 (the “Purchase Price”), with ownership of Seller’s interest in the Properties being transferred from Seller to Buyer on the Closing Date, effective as of 7:00 a.m. on July 1, 2006 at the location of the properties (the “Effective Time”). The Purchase Price shall be allocated among the Properties as set forth on Exhibit “D” attached hereto (the “Allocated Values”). The Purchase Price is subject to adjustment as set forth in Paragraph 8 below.
     (b) Promptly following the execution of this Agreement by Seller and Buyer, Buyer shall deliver to Seller a performance deposit in the amount of $5,500,000.00 (the “Deposit”). The Deposit shall be held by Seller subject to the terms of this Agreement. If all of the conditions precedent to Buyer’s obligations to consummate this transaction are met (including, without limitation, Buyer’s failure to send a notice of termination under Paragraph 3 below) and Buyer fails to consummate the transaction contemplated hereby, then Seller shall be entitled to retain the Deposit as liquidated damages on account of Buyer’s breach and such remedy shall constitute Seller’s sole and exclusive remedy for Buyer’s failure to perform. If this Agreement is terminated for any other reason (including, without limitation, by Buyer sending a notice of termination under Paragraph 3 below), then Seller shall return the Deposit to Buyer within two business days after such termination. If Closing occurs, the Deposit shall be applied to and reduce the Purchase Price to be paid at Closing.
     2. Files and Records. From and after the execution of this Agreement, Seller will make available for inspection by Buyer and/or its designated representatives, the Contracts, the Data and other information pertaining to the Properties as may be available in Seller’s files and will, upon the Closing of the transaction contemplated by this Agreement, transfer the originals of such files and records to Buyer within five (5) business days after the Closing Date. Seller may, at its election and cost, retain a copy of any such files and records to be transferred to Buyer prior to delivery of such files and records to Buyer. Seller makes no representations or warranties as to the accuracy or completeness of the Data. Any reliance upon any such data, information, or materials so supplied or furnished shall be at Buyer’s sole risk.
     3. Buyer’s Due Diligence. From Execution Date of this Agreement through February 26, 2007 (the “Due Diligence Deadline”), Buyer shall have the right and opportunity to (i) review the Contracts and Data, (ii) perform title examination, (iii) inspect the physical condition of the Lands, Wells and Facilities, and (iv) inspect the environmental condition of the Lands, Wells and Facilities and to make an environmental assessment thereof. Buyer agrees to promptly provide to Seller a copy of any environmental assessment made by or on behalf of Buyer and reduced to writing, including any reports, data and conclusions. Buyer shall keep any data or information acquired by all such examinations and the results of all analyses of such data and information strictly confidential and not disclose same to any person or agency without the prior written approval of Seller, unless such disclosure is required by law or judicial process. Buyer shall release, indemnify, defend and hold harmless Seller and their respective directors, officers, employees and agents from and against any and all loss, cost, damage, expense or liability, including attorney’s fees, whatsoever arising out of any injury to or death of persons or damage to property occurring in, on or about the Lands, Wells and Facilities as a result of Buyer’s inspection and assessment activities (except for any such injuries or damages caused solely by the active negligence or willful misconduct of any of said indemnitees). If Buyer discovers any material defect, condition, event, obligation or liability prior to the Due Diligence Deadline which makes the transaction contemplated herein unsatisfactory to Buyer, in its sole discretion, then Buyer may terminate this Agreement upon written notice to Seller, with no further liability by either party to the other based upon such termination and Seller shall return the Deposit to Buyer in accordance with subparagraph 1(b) above. If Buyer does not deliver to Seller a written notice of termination on or before the Due Diligence Deadline, Buyer shall be deemed to have inspected title and the condition of the Lands, Wells and Facilities, or waived its right to inspect the same for all purposes, and satisfied itself as to their physical and environmental condition, both surface and subsurface. If the parties hereto do not close the transaction contemplated in this Agreement for any reason, this confidentiality obligation shall survive the termination of this Agreement. If the parties hereto close such transaction, Seller agrees not to disclose the data, information or results of such assessment, or any Buyer information reviewed during such assessment, to any third parties without the prior written consent of Buyer, such confidentiality obligation to survive the termination of this Agreement. Seller shall further make available to Buyer all data and information relating to the environmental and physical condition of the Properties, but Buyer shall not be allowed to copy or retain such information.
     4. Compliance With Laws and Regulations. From and after Closing and subject to Seller’s indemnity obligations set forth in subparagraph 5(b) below, Buyer shall assume all liability and costs with regard to the condition of the Properties, including but not limited to, naturally occurring radioactive material (NORM), failure to comply with applicable environmental laws or permits and the existence or presence of adverse physical conditions, whether or not such were revealed by Buyers investigation. From and after Closing, Buyer agrees to comply with all laws and governmental regulations, rules and orders with respect to all operations on the Wells and Facilities, including the plugging and abandonment of the Wells, the removal of the Facilities, and the restoration of each Well site, to the extent of its liabilities, and shall comply with laws or rules regarding the environment and inactive or unplugged wells, including bonding requirements, if any.
     5. Indemnities.
     (a) Except as otherwise provided in subparagraph 5(b) below, upon Closing, Buyer agrees to indemnify, defend, and hold harmless Seller, and its partners and affiliates, and their officers, employees, and agents (collectively referred to for purposes of this subparagraph 5(a) as the “Seller Indemnitees”), from and against all liability, loss, claims, strict liability claims, demands, lawsuits, judgments, orders, penalties, fines, expenses (including but not limited to reasonable attorneys’ and experts’ fees), costs, site investigation and/or remediation costs, environmental clean-up costs (including, but not limited to, governmental agency or third party administrative, oversight or performance monitoring costs), and causes of action asserted by any person or entity (including, but not limited to, the employees of either Seller or Buyer) for personal injury or death, for compliance with environmental laws, regulations, orders, or guidelines, for loss or damage to property or the environment, for the payment of royalties or other payments in respect of the Leases or Contracts, or for any ad valorem production, severance or other similar taxes, in each case, arising from or relating to the ownership, use, or operation of the Properties, after the Closing Date.
     (b) Upon Closing, Seller agrees to indemnify, defend, and hold harmless Buyer, and its partners and affiliates, and their officers, employees, and agents (collectively referred to for purposes of this subparagraph 5(b) as the “Buyer Indemnitees”), from and against all liability, loss, claims, strict liability claims, demands, lawsuits, judgments, orders, penalties, fines, expenses

(including but not limited to reasonable attorneys’ and experts’ fees), costs, site investigation and/or remediation costs, environmental clean-up costs (including, but not limited to, governmental agency or third party administrative, oversight or performance monitoring costs), and causes of action asserted by any person or entity (including, but not limited to, the employees of either Seller or Buyer) for personal injury or death, for compliance with environmental laws, regulations, orders, or guidelines, for loss or damage to property or the environment, for the payment of royalties or other payments in respect of the Leases or Contracts, or for any ad valorem production, severance or other similar taxes, in each case, arising from or relating to the ownership, use, or operation of the Properties, prior to the Closing Date.
     6. Preferential Rights. Seller shall comply with all preferential right to purchase provisions relative to any Properties prior to the Due Diligence Deadline. Buyer shall have the right to review and approve the form and substance of any notices to be sent to holders of such preferential rights to purchase (which approval shall not be unreasonably withheld by Buyer). Prior to the Due Diligence Deadline, Seller shall notify Buyer of the existence of any preferential purchase rights and if any preferential purchase rights are exercised or if the requisite period has elapsed without said rights having been exercised. If a third party who has been offered an interest in any Properties pursuant to a preferential right to purchase elects prior to the Closing to purchase all or part of such Properties pursuant to the aforesaid offer, the interest or part thereof so affected will be eliminated from the Properties to be sold hereunder and the Purchase Price shall be reduced by the Allocated Value of such excluded Properties. Otherwise, the interest offered as aforesaid shall be conveyed to Buyer at the Closing.
     7. Closing. Subject to the conditions set forth herein, the consummation of the transaction contemplated hereby (the “Closing”) shall be held at the offices of Seller in Houston, Texas on February 28, 2007, or on such other date as the parties hereto may agree in writing (the “Closing Date”). At the Closing, the following events shall occur, each such event being a condition precedent to the others and to the Closing and each event being deemed to have occurred simultaneously with the others:
     (a) Seller shall execute, acknowledge and deliver to Buyer an Assignment and Bill of Sale (in sufficient counterparts to facilitate recording) in substantially the form of Exhibit “E”, with Exhibits attached, conveying to Buyer the Properties.
     (b) Buyer shall deliver to Seller the Purchase Price (as adjusted herein) for the Properties as well as copies of documentation satisfactory to Seller reflecting that Buyer has complied with the State of Louisiana bonding requirements with respect to the operation, plugging, abandonment and restoration of the Wells.

     (c) Seller shall deliver to Buyer all royalties and other monies held in suspense by Seller related to the Properties, together with Seller’s records related to such suspense accounts.
     (d) The parties shall execute such other documents, notices, waivers, and agreements as are necessary and proper to carry out the intent of this Agreement, including, without limitation, letters-in-lieu of transfer orders and change of operator forms.
     8. Adjustments to Purchase Price.
     (a) The Purchase Price to be paid at Closing shall be reduced by an amount equal to the greater of (i) $20,000,000.00, or (ii) all revenues attributable to oil and gas produced and sold from the Properties after the Effective Time, plus any other revenues attributable to the ownership of the Properties after the Effective Time (on an accrual basis), minus all costs and expenses (including, but not limited to, rentals, royalties, production, severance, ad valorem and other similar taxes, capital expenditures, lease operating expenses and overhead) attributable to the ownership of the Properties after the Effective Time (on an accrual basis).
     (b) The Purchase Price shall be further reduced by the amount of the Deposit and any amount provided for under Paragraph 6 above.
     (c) If an aggregate net gas imbalance relative to the Properties exists as of the Closing Date (a “Gas Imbalance”), the Purchase Price shall be increased if the Properties are underproduced or decreased if the Properties are overproduced, by the product of (i) the amount (measured in million Btus (“MMBtu”)) of such Gas Imbalance, and (ii) $5.00 per MMBtu.
     (d) The adjustments described in Subparagraphs (a), (b) and (c) above are hereinafter referred to as the “Purchase Price Adjustments.”
     (e) On or before February 21, 2007, Seller shall prepare and deliver to Buyer a statement of the estimated Purchase Price Adjustments, taking into account the foregoing principles (the “Statement”). Prior to Closing, Seller and Buyer shall work together in good faith to resolve any differences regarding the Statement.
     (f) On or before ninety (90) days after the Closing Date, Seller shall prepare and deliver to Buyer a revised Statement setting forth the actual Purchase Price Adjustments. To the extent reasonably required by Seller, Buyer shall assist in the preparation of the revised Statement. Seller shall provide Buyer such data and information as Buyer may reasonably request supporting the amounts reflected on the revised Statement in order to permit Buyer to perform or cause to be performed an audit. The revised Statement shall become final and binding upon the parties on the thirtieth (30th) day following receipt thereof by Buyer (the “Final Settlement Date”) unless Buyer gives written notice of its disagreement (a “Notice of Disagreement”) to Seller prior to such date. Any Notice of Disagreement shall specify the nature and basis of any disagreement so asserted. If a Notice of Disagreement is received by Seller in a timely manner, the Seller and Buyer shall resolve the dispute evidenced by the Notice of Disagreement by submitting the dispute to a mutually agreeable independent accounting firm of national recognition (the “Accounting Expert”), who shall resolve the dispute by issuing its decision within sixty days in accordance with the principles and terms of this Agreement. The cost of such Accounting Expert shall be shared equally by Seller and Buyer.
     (g) If the amount of the Purchase Price as set forth on the Final Statement (as hereinafter defined) exceeds the amount of the estimated Purchase Price paid at the Closing, then Buyer shall pay to Seller, the amount by which the Purchase Price as set forth on the Final Statement exceeds the amount of the estimated Purchase Price paid at the Closing within five (5) business days after the Final Settlement Date. If the amount of the Purchase Price as set forth on the Final Statement is less than the amount of the estimated Purchase Price paid at the Closing, then Seller shall pay to Buyer the amount by which the Purchase Price as set forth on the Final Statement is less than the amount of the estimated Purchase Price paid at the Closing within five (5) business days after the Final Settlement Date. For purposes of this Agreement, the term “Final Statement” shall mean (i) if the revised Statement becomes final pursuant to subparagraph 8(f) above, such revised Statement, or (ii) upon resolution of any dispute regarding a Notice of Disagreement, the revised Statement reflecting such resolution, which Seller and Buyer shall issue, or cause the Accounting Expert to issue following such resolution.
     9. Contracts. Buyer shall assume the benefits of and agree to perform the obligations of Seller under the Contracts, insofar as they pertain to the Properties, as of the Closing Date.
     10. Warranties.
     (a) The assignment of Seller’s interest in the Properties to Buyer shall be made with a special warranty of title, and with full substitution and subrogation in and to all rights and actions of warranty held by Seller. Subject to Seller’s indemnity obligations under subparagraph 5(b) above, Buyer assumes the risk of condition of the Properties as set out in the Assignment and Bill of Sale, including compliance with all laws, rules, orders and regulations affecting the environment, whether existing before or after the Effective Time. The Assignment and Bill of Sale from Seller to Buyer shall disclaim any warranty of merchantability or fitness for particular purpose as to the Facilities, and Buyer shall accept the Wells and Facilities AS IS, WHERE IS, and in their present location and condition.
     (b) Seller’s Representations. Each Seller party represents and warrants to Buyer as follows:

     (i) Each Seller party is a limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization, and is duly qualified to carry on its business and is in good standing in the State of Louisiana. The consummation of the transaction contemplated by this Agreement will not violate or be in conflict with (i) any provision of such Seller’s articles of organization, by-laws or other governing documents, or (ii) any provision of any agreement to which such Seller is a party or by which such Seller is bound.
     (ii) The execution, delivery and performance of this Agreement and the transactions contemplated hereby are duly and validly authorized by all requisite limited liability company action on the part of such Seller. This Agreement constitutes the legal, valid and binding obligation of such Seller enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, debtor relief or similar laws affecting the rights of creditors generally and general equitable principles.
     (iii) No broker or finder has acted for or on behalf of Seller or any affiliate of Seller in connection with this Agreement or the transactions contemplated by this Agreement, except for Goldman Sachs. No broker or finder is entitled to any brokerage or finder’s fee, or to any commission, based in any way on agreements, arrangements or understandings made by or on behalf of Seller or any affiliate of Seller for which Buyer has or will have any liabilities or obligations (contingent or otherwise).
     (iv) There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or to the knowledge of Seller threatened against Seller.
     (v) There is no suit, action, claim, investigation or inquiry by any person or entity or by any administrative agency or governmental authority and no legal, administrative or arbitration proceeding pending or, to Seller’s knowledge, threatened against Seller or any affiliate of Seller or the Properties that has materially affected or will materially affect Seller’s ability to consummate the transactions contemplated herein or materially affect the title to or value of the Properties.
     (c) Buyer’s Representations. Buyer represents and warrants to Seller as follows:
     (i) Buyer is a limited partnership, validly existing and in good standing under the laws of the State of Texas, and is duly qualified to carry on its business and is in good standing in the State of Louisiana. The consummation of the transactions contemplated by this Agreement will not violate or be in conflict with (i) any provision of Buyer’s agreement of limited partnership, or (ii) any provision of any agreement to which Buyer is a party or by which Buyer is bound.
     (ii) The execution, delivery and performance of this Agreement and the transactions contemplated hereby are duly and validly authorized by all requisite partnership action on the part of Buyer. This Agreement constitutes the legal, valid and binding obligation of Buyer enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, debtor relief or similar laws affecting the rights of creditors generally and general equitable principles.
     (iii) No broker or finder has acted for or on behalf of Buyer or any affiliate of Buyer in connection with this Agreement or the transactions contemplated by this Agreement. No broker or finder is entitled to any brokerage or finder’s fee, or to any commission, based in any way on agreements, arrangements or understandings made by or on behalf of Buyer or any affiliate of Buyer for which Seller has or will have any liabilities or obligations (contingent or otherwise).
     (iv) There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or to the knowledge of Buyer threatened against Buyer or any affiliate of Buyer.
     (v) There is no suit, action, claim, investigation or inquiry by any person or entity or by any administrative agency or governmental authority and no legal, administrative or arbitration proceeding pending or, to Buyer’s knowledge, threatened against Buyer or any affiliate of Buyer that has materially affected or will materially affect Buyer’s ability to consummate the transactions contemplated herein.
     11. Required Consent. Buyer acknowledges that Seller may not be able to assign certain interests in wellbores or leases without the prior written consent of certain companies or state agencies. Buyer and Seller agree to cooperate to obtain said written consent(s) to Seller’s assignment to Buyer of Seller’s interest in the applicable Well(s).
     This Agreement, insofar as it covers the Chevron Well in the Plumb Bob Field, is made subject to that certain Global Settlement Agreement dated February 22, 1994, by and among Texaco Inc., The Louisiana Land and Exploration Company, and the State of Louisiana (the “Global Settlement Agreement”), a complete copy of which is recorded in Conveyance Book 1413, under Entry No. 935497 of the Records of Terrebonne Parish, Louisiana. Seller hereby acknowledges that it has or will make available to Buyer prior to the Closing the Global Settlement Agreement, and Buyer hereby acknowledges that it has the right and opportunity to review prior to the Closing the Global Settlement Agreement. Unless otherwise indicated, capitalized terms used herein have the same meaning as used in the Global Settlement Agreement or herein.

     (a) If Chevron’s consent is given and Closing occurs, from and after the Effective Time, Buyer agrees to comply with and assume its proportionate part of all obligations arising under, or in any manner related to, the Chevron Well, including obligations created and/or recognized by the Global Settlement Agreement.
     (b) Buyer agrees to notify Chevron in writing within seven (7) days after its receipt of any communications from the Louisiana State Mineral Board (“SMB”) relating in any manner to the Chevron Well. Additionally, except as provided therein with respect to Force Majeure Events and Potential Suspending Events, Assignee agrees to give Chevron thirty (30) days written notice prior to initiating any communication and/or docketing of any matters with the SMB and/or its technical staff relating in any manner to the Chevron Well, and agrees that Chevron, in its sole discretion, shall have the exclusive right to handle the proposed communication, docketing or presentation of all such matters. Further, Buyer agrees that Chevron, in its sole discretion, shall have the exclusive right to demand arbitration pursuant to Provision 20 of the Global Settlement Agreement. Notice required by this paragraph shall be directed to the attention of the Chevron Regional Land Manager at the mailing address of P.O. Box 60252, New Orleans, Louisiana 70160.
     (c) Buyer shall not assign, sublease, farmout, convey, transfer, alienate, mortgage, hypothecate, pledge or otherwise convey or encumber the rights and interest that it is acquiring pursuant to this Agreement in the Chevron Well (in whole or in part) without the prior written consent of Chevron. If Chevron does provide its consent to such transaction, Chevron’s consent shall not have the effect of waiving this limitation with respect to any future or subsequent transaction(s). Every such transaction that is made without Chevron’s prior written consent shall be void and of no force and effect, and, even if Chevron’s prior written consent is obtained, the transaction shall be void and of no force and effect unless it requires that any future or subsequent transaction(s) must receive Chevron’s prior written consent as provided herein. Further, Buyer is required to furnish Chevron with a copy of any conveyance within five (5) days of execution of such conveyance.
     (d) Buyer recognizes that the rights acquired hereunder in the Chevron Well may be the subject of a mandatory release by Chevron in favor of the State of Louisiana. Buyer shall promptly prepare and execute all such releases and provide them to Chevron for docketing with the SMB. In the event Buyer is required to make any release pursuant to the terms of Attachment “B” of the Global Settlement Agreement, or otherwise, that affects the rights acquired hereunder (in whole or in part), BUYER SHALL HAVE NO RIGHTS, CLAIMS OR CAUSES OF ACTION AGAINST SELLER OR CHEVRON WHATSOEVER, EVEN FOR THE RETURN OF ANY CONSIDERATION (IN WHOLE OR IN PART) PAID TO SELLER PURSUANT TO THIS AGREEMENT, AS TO THE CHEVRON WELL.

     (e) Buyer grants Chevron the right to audit any and all data, records, books and other documents of Buyer, at any time and from time to time, to ensure compliance with the terms of the Global Settlement Agreement as it relates specifically to the Chevron Well, after reasonable notice has been given by Chevron to Buyer.
     12. Contingencies to the Closing.
     (a) The obligation of Seller to consummate this transaction shall be contingent (at the option of Seller) upon all of the following being true and correct at the time of Closing:
     (i) That Buyer shall not have given Seller a notice of election to terminate this Agreement due to the results of Buyer’s due diligence under Paragraph 3 of this Agreement.
     (ii) The representations and warranties of Buyer herein contained are true and correct in all material respects on the Closing Date as though made on and as of such date.
     (iii) Buyer has performed all material obligations, covenants and agreements contained in this Agreement to be performed or complied with by Buyer at or prior to the Closing.
     (iv) No suit, action or other proceeding is pending or threatened against either party that seeks to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement.
     (b) The obligation of Buyer to consummate this transaction shall be contingent (at the option of Buyer) upon all of the following being true and correct at the time of Closing:
     (i) That Buyer shall not have given Seller a notice of election to terminate this Agreement due to the results of Buyer’s due diligence under Paragraph 3 of this Agreement.
     (ii) The representations and warranties of Seller herein contained are true and correct in all material respects on the Closing Date as though made on and as of such date.
     (iii) Seller has performed all material obligations, covenants and agreements contained in this Agreement to be performed or complied with by Seller at or prior to the Closing.
     (iv) No suit, action or other proceeding is pending or threatened against either party that seeks to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

     (v) The aggregate amount of adjustments to the Purchase Price under Paragraph 6 with respect to preferential purchase rights exercised by third parties is less than twenty percent (20%) of the Purchase Price.
     13. Termination Period. If the Closing has not occurred on or before March 7, 2007, either party shall have the right to terminate this Agreement provided that the party that wishes to terminate this Agreement shall not be in material breach of this Agreement at such time; and provided further, that any such termination shall not relieve any party from any liability for any breach or any liability that has accrued prior to such termination or from any event occurring prior to such termination. If the Closing does not occur as a result of any party exercising its right to terminate pursuant to this Paragraph 13, then, except as otherwise provided for in subparagraph 1(b) above, Seller shall immediately return the Deposit to Buyer.
     14. Amendment. This Agreement may be amended only by written instrument executed by both Seller and Buyer.
     15. Arbitration. Except for any dispute to be resolved by the Accounting Expert under subparagraph 8(f) above, any dispute, controversy, or claim arising out of or in relation to or in connection with this Agreement, including, without limitation, any dispute as to the construction, validity, interpretation, enforceability or breach of this Agreement, shall be exclusively and finally settled by arbitration, and any party may submit such a dispute, controversy, or claim to arbitration. The arbitration shall be heard and determined by three (3) arbitrators in accordance with the rules and procedures of the American Arbitration Association. Each side shall appoint an arbitrator of its choice within fifteen (15) days of the submission of a notice of arbitration. The party-appointed arbitrators shall, in turn, appoint a presiding arbitrator of the tribunal within fifteen (15) days following the appointment of both party-appointed arbitrators. If the party-appointed arbitrators cannot reach agreement on a presiding arbitrator of the tribunal or if one party refuses to appoint an arbitrator within such fifteen (15) day period, the appointing authority for such presiding arbitrator shall be the American Arbitration Association, who shall appoint an independent arbitrator having no financial or other interest in the dispute, controversy or claim.
     All decisions and awards by the arbitration tribunal shall be made by majority vote. Unless otherwise expressly agreed in writing by the parties to the arbitration proceedings, the arbitration proceedings shall be held in Houston, Texas. The arbitration proceedings shall be conducted in accordance with the Arbitration Rules of the American Arbitration Association, as amended from time to time. Any procedural issues not determined under such rules shall be determined by the laws of the State of Texas, other than those laws that would refer the matter to another jurisdiction.

     The costs of the arbitration proceedings (including attorneys’ fees and costs) shall be borne in the manner determined by the arbitrators. The decision of a majority of the arbitrators shall be reduced to writing, final and binding without the right of appeal. Such decision shall be the sole and exclusive remedy regarding any claims, counterclaims, issues or accountings presented to the arbitrators and shall be made and promptly paid free of any deduction or offset. Any costs or fees incident to enforcing the award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. Consequential, punitive or other similar damages shall not be allowed. The award shall include interest from the date of any breach or violation of this Agreement, as determined by the arbitration award, and from the date of the award until paid in full at the maximum contract rate permitted by the applicable usury laws of the State of Texas. Judgment upon the award may be entered in any court having jurisdiction over the person or the assets of the party owing the judgment, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.
     Notwithstanding anything contained in this Paragraph 15 to the contrary, in the event either Buyer or Seller is made a party to an administrative proceeding or a lawsuit by a third party, involving or related to either party’s indemnity obligations under this Agreement, then either party may intervene and/or assert a claim in such suit or proceeding without having to submit the matter to arbitration.
     16. Notices. Any notice, communication, request, instruction or other document required or permitted hereunder shall be given in writing and delivered in person or sent by U.S. Mail postage prepaid, return receipt requested, overnight courier or facsimile to the addresses of Seller and Buyer set forth below. Any such notice shall be effective only upon receipt.

Seller:	Goodrich Petroleum Company, L.L.C.
808 Travis, Suite 1320
Houston, Texas 77002
Attention: Robert C. Turnham
Fax No.: 713-780-9254

Buyer:	Hilcorp Energy I, L.P.
c/o Hilcorp Energy Company
1201 Louisiana, Suite 1400
Houston, Texas 77002
Attention: Gregory M. Hoffman
Fax No.: 713-209-2425
     Either party may, by written notice so delivered to the other party, change its address for notice purposes hereunder.

     17. Expenses. Each party shall be solely responsible for expenses incurred in connection with this Agreement and shall not be entitled to reimbursement by the other party. Notwithstanding the foregoing, if arbitration is entered into pursuant hereto, the prevailing party may be ordered to reimburse the non-prevailing party.
     18. Survival. The provisions of this Agreement shall survive Closing, and shall not merge with any conveyance. The covenants, conditions and other provisions shall endure and shall not be extinguished by the Doctrine of Merger by Deed or any similar doctrine and no waiver, release or forbearance of the application of the provisions of this Agreement in any given circumstance shall operate as a waiver, release or forbearance as to any other circumstance.
     19.  Entire Agreement. This Agreement, including the referenced exhibits, constitutes the entire agreement between the parties hereto and supersedes all prior agreements, negotiations and understandings.
     20. Governing Law. This Agreement shall be interpreted in accordance with the laws of the State of Texas, excluding any choice of law rules that would apply the laws of another jurisdiction.
     21. Financial Reporting. Seller agrees to make available to Buyer, at Buyer’s cost, as soon after Closing as is reasonably practicable, any and all existing information and documents in Seller’s possession as reasonably required to comply with Buyer’s tax and financial reporting requirements and audits pursuant to Buyer’s Indenture dated August 12, 2003 or any other subsequent Indenture of Buyer (the “Indenture”) and/or Regulations S-X and S-K of the Securities and Exchange Act of 1934 (as such may be amended from time to time, the “34 Act”), provided that Buyer shall furnish Seller, upon request, a copy of the Indenture upon Buyer’s execution of this Agreement. Without limiting the generality of the foregoing, Seller will use commercially reasonable efforts, at Buyer’s cost, to cooperate with the independent auditors chosen by Buyer (“Buyer’s Auditor”) in connection with their audit of any annual revenue and expense statements of the Properties that Buyer or any of its affiliates reasonably requires to comply with Regulations S-X and S-K of the 34 Act or the Indenture, and their review of any interim quarterly revenue and expense statements of the Properties that Buyer reasonably requires to comply with the reporting requirements set forth in Regulations S-K and S-X of the 34 Act or the Indenture. Seller’s cooperation, at Buyer’s cost, will include (i) such reasonable access to Seller’s employees who were responsible for preparing the revenue and expense statements and to non-privileged work papers and other supporting documents used in the preparation of such financial statements as may be reasonably required by Buyer’s Auditor to perform an audit in accordance with generally accepted auditing standards, and (ii) delivery of one or more customary representation letters from Seller to Buyer’s Auditor that are reasonably requested by Buyer to allow such Auditors to complete an audit (or review of any interim quarterly financials), and to issue an opinion that in Buyer’s experience is acceptable with respect to an audit or review of those revenue and expense statements required pursuant to this Paragraph 21. Buyer will reimburse Seller, within three (3) days business days after demand therefor, for all reasonable overhead and other costs incurred by Seller in complying with the provisions of this Paragraph 21, including wage and salary expense of any Seller employees utilized or asked to assist in any aspect of the foregoing audit process to the extent such expenses are attributable to such employee’s time spent on such audit process.
     22. Further Assurances. After Closing, Seller and Buyer shall execute and deliver, or shall cause to be executed and delivered, from time to time such further instruments and shall take such other action as the other party may reasonably request in order to fully consummate and accomplish the transaction contemplated by this Agreement.

     WITNESS THE EXECUTION HEREOF as of the date first above written.

SELLER:

GOODRICH PETROLEUM COMPANY, L.L.C.

By:	/s/ Robert C. Turnham, Jr.
Robert C. Turnham, Jr., President

MALLOY ENERGY COMPANY, L.L.C.

By:	/s/ Patrick E. Malloy III

Name:	Patrick E. Malloy III

Title:	President

BUYER:

HILCORP ENERGY I, L.P.

By:	Hilcorp Energy Company,
its general partner

By:	/s/ Gregory M. Hoffman
Gregory M. Hoffman, Vice President

EXHIBIT “A”
LANDS, LEASES AND FEE INTERESTS
BAYOU BOUILLON FIELD
Iberville and St. Martin Parishes, Louisiana

LESSOR	LESSEE	DATE	BOOK	PAGE	ENTRY
Sugarberry Oil and Gas Corporation (option)	Goodrich Petroleum Company LLC	2/1/2005	572	231		Iberville
			1430	493	381748	St Martin
St Martin Land Company (option)	Goodrich Petroleum Company LLC	2/1/2005	1443	848	389413	St Martin
Bayou Bouillon Corporation	Goodrich Petroleum Company LLC	10/25/2005	573	171		Iberville
Sugarberry Oil and Gas Corporation	Goodrich Petroleum Company LLC	1/18/2006	574	185		Iberville
			1436	241	385230	St Martin
Schwing Management LLC et al	Goodrich Petroleum Company LLC	2/1/2006	578	115	46713	Iberville
Co-Lessor Agreement			579	30	47007	Iberville
Victor Jacob Erwin et al	Goodrich Petroleum Company LLC	3/6/2006	578	117	46715	Iberville
Patrick Leblanc et al	Goodrich Petroleum Company LLC	3/6/2006	578	118	46716	Iberville
Jimmy W Allain et al	Goodrich Petroleum Company LLC	3/6/2006	578	116	46714	Iberville
Rich Coast Development Corporation	Goodrich Petroleum Company LLC	5/1/2006	1456	437	394210	St Martin
A Wilbert Sons LLC et al	Goodrich Petroleum Company LLC	5/2/2006	1456	412	394209	St Martin

BAYOU CHOUPIQUE FIELD Calcasieu Parish, Louisiana

LESSOR	LESSEE	DATE	BOOK	PAGE		ENTRY
Goldsmith Farms LLC	Duncan Oil Partners	10/15/2002				2604193
Elburgene Horsley	Duncan Oil Partners	10/28/2002				2607224
Marie Horsley Whitmore	Duncan Oil Partners	10/28/2002				2607223
Earline H Scott	Duncan Oil Partners	10/28/2002				2607222
Elijah Horsley Jr	Duncan Oil Partners	10/28/2002				2607221
Carolyn Brown Dartez	Duncan Oil Partners	10/28/2002				2607220
Winnie L Ford Rogge	Duncan Oil Partners	10/28/2002				2607219
Bruce Norman McFatter	Duncan Oil Partners	10/28/2002				2607218
John W McFatter	Duncan Oil Partners	10/28/2002				2607216

LESSOR	LESSEE	DATE	BOOK	PAGE	ENTRY
Larry E Lee	Duncan Oil Partners	10/28/2002			2607225
Nancy Brown Rogers	Duncan Oil Partners	10/28/2002			2607229
Sandra Deene Terpe McManus	Duncan Oil Partners	10/28/2002			2607228
Darrell F Terpe	Duncan Oil Partners	10/28/2002			2607226
Joel Quitman Williams	Duncan Oil Partners	10/28/2002			2607227
Robin Brown Chevalier	Duncan Oil Partners	10/28/2002			2607235
Jerome Ryan	Duncan Oil Partners	10/28/2002			2607230
Alicia Brown Langston	Duncan Oil Partners	10/28/2002			2607234
Brett J Brown	Duncan Oil Partners	10/28/2002			2607236
Steven W Brown	Duncan Oil Partners	10/28/2002			2607237
Charles Ryan	Duncan Oil Partners	10/28/2002			2607231
Roland Ryan	Duncan Oil Partners	10/28/2002			2607232
Patricia Ryan Cenac	Duncan Oil Partners	10/28/2002			2607233
Willowdeene Litton Butchee	Duncan Oil Partners	10/28/2002			2608541
Elizabeth Ann Fuselier Thomas	Duncan Oil Partners	10/28/2002			2608539
Harold A Fuselier Jr	Duncan Oil Partners	10/28/2002			2608540
Mary Elizabeth F Propsma	Duncan Oil Partners	11/22/2002			2610433
Jack Frank Fowler	Duncan Oil Partners	11/22/2002			2610436
Mary Margaret F Tocquigny	Duncan Oil Partners	11/22/2002			2610435
Winfield S Fowler	Duncan Oil Partners	11/22/2002			2610434
Alice T Janvier	Duncan Oil Partners	11/22/2002			2610432
Donald Frank Terpe	Duncan Oil Partners	10/28/2002			2614677
Dann M Thomasson	Duncan Oil Partners	11/22/2002			2614678
Agnes Coney Morton	Duncan Oil Partners	12/9/2002			2614679
David M Coney	Duncan Oil Partners	12/9/2002			2614680
Jeri Lynn Coney	Duncan Oil Partners	12/9/2002			2614681
Susan Coney Davis	Duncan Oil Partners	1/2/2003			2614682
Daimon Eric Lee	Duncan Oil Partners	2/14/2003			2619482
Mary Sue Lee Quinn	Duncan Oil Partners	2/14/2003			2619484
Robert C Lee Trust	Duncan Oil Partners	2/14/2003			2619483
Loyce Coney Munroe	Duncan Oil Partners	12/9/2002			2619481
R Russell McMahon Sr	Duncan Oil Partners	4/11/2003			2622769
Sharon A Lee	Duncan Oil Partners	2/14/2003			2625315
State of Louisina Lease No. 17677	Duncan Oil Partners	12/16/2002			2611678
Edwin Glenn Dixon Jr et ux	Duncan Oil Partners	10/22/2002			2607238
Brian Wayne Dixon et ux	Duncan Oil Partners	10/22/2002			2607239

LESSOR	LESSEE	DATE	BOOK	PAGE	ENTRY
A J Jones	Duncan Oil Partners	10/22/2002			2607242
Richard Evert Karlsson	Duncan Oil Partners	11/5/2002			2607241
John David Karlsson	Duncan Oil Partners	11/5/2002			2608542
Henry Thomas Hey	Duncan Oil Partners	11/5/2002			2608543
Blanche R Jones Wolf	Duncan Oil Partners	10/22/2002			2607240
James O Modisette Jr	Duncan Oil Partners	11/4/2002			2607244
Marilyn Ann McGivney	Duncan Oil Partners	11/4/2002			2607245
Mary E Modisette Love	Duncan Oil Partners	11/4/2002			2608544
Gerhard J Schrivner et al	Duncan Oil Partners	12/16/2002			2614676
Robert B McGivney	Duncan Oil Partners	2/3/2003			2619490
James Wallace Ellender Sr	Basin Properties Inc	10/5/2001			2577020
Chemical Waste Management Inc	Basin Properties Inc	11/8/2001			2577023
Janet Janell Jeanes	Basin Properties Inc	1/7/2002			2577021
Cephus Richard Duhon	Duncan Oil Partners	3/6/2003			2627459
Warner Glenn Duhon	Duncan Oil Partners	3/6/2003			2627457
James Allen Stelly	Duncan Oil Partners	3/26/2003			2627462
Walter N Clifton	Duncan Oil Partners	3/26/2003			2627461
Curray Corporation	Duncan Oil Partners	4/10/2003			2627463
John Gilmore	Duncan Oil Partners	4/7/2003			2627455
Joe Van Duhon	Duncan Oil Partners	3/6/2003			2627458
Palermo Land Company Inc	Duncan Oil Partners	3/20/2003			2627460
Brian Paul Hudson	Duncan Oil Partners	5/14/2003			2625543
Pamela Louise Post Boudreaux	Duncan Oil Partners	5/23/2003			2627465
Leslie Gilmore de Soto	Duncan Oil Partners	3/10/2003			2629183
Elizabeth Gadsden	Duncan Oil Partners	4/7/2003			2629182
Judi K Johnson	Duncan Oil Partners	3/10/2003			2631848
James Lester Post Jr	Duncan Oil Partners	4/30/2003			2625816
Elizabeth Grattan Averitt	Duncan Oil Partners	3/13/2003			2627453
Chemical Waste Management Inc	Duncan Oil Partners	3/6/2003			2627499
William V Conover II	Duncan Oil Partners	3/13/2003			2627451
Tommy Jo Ellender	Duncan Oil Partners	3/12/2003			2627450
George Gilmer Grattan IV	Duncan Oil Partners	3/13/2003			2627452
Bennie Ellender Jr	Duncan Oil Partners	3/13/2003			2627454
Charles W Vincent	Duncan Oil Partners	4/3/2003			2629180
W L Vincent Limited Partnership	Duncan Oil Partners	4/3/2003			2629181
Cheryl Vincent Longuet	Duncan Oil Partners	4/3/2003			2629179
James Wallace Ellender Sr	Duncan Oil Partners	2/28/2003			2629179
SWEPI, LP	Duncan Oil Partners	7/30/2003			2639954

BAYOU JEAN LACROIX FIELD
Terrebonne Parish, Louisiana

LESSOR	LESSEE	DATE	BOOK	PAGE	ENTRY
A. M. Dupont Corporation	Goodrich Oil Company	4/23/1996	1552		995800
Henry Dardar, et al	Goodrich Oil Company	5/21/1996	1551		995274
Eula Mae Egle	Goodrich Oil Company	3/3/1997	1551		995275
Julia Gill Wagner, et vir	Goodrich Oil Company	3/17/1997	1590		1013164
Carol L. Steinman Stern	Goodrich Oil Company	3/20/1997	1590		1013165
George W. Gill, Jr., et ux	Goodrich Oil Company	3/17/1997	1590		1013166
Ruth Caplan Silver	Goodrich Oil Company	3/20/1997	1590		1013168
Carol Simon Trust	Goodrich Oil Company	1/12/1998	1616		1027008
Kim Hunter, et al	Goodrich Oil Company	4/15/1998	1616		1027006
Bertha Hunter Pecanty	Goodrich Oil Company	3/2/1998	1616		1027010
Michele Simon Trust	Goodrich Oil Company	1/12/1998	1616		1027007
Cliff P. Hendon, Jr., et al	Goodrich Oil Company	1/12/1998	1616		1027012
Warren M. Simon Trust	Goodrich Oil Company	1/12/1998	1616		1027009
Earl W. Billiot, et al	Goodrich Oil Company	5/13/1998	1625		1032414
Wenceslaus A. Billiot, et al	Goodrich Oil Company	5/21/1996	1550		995269
Anne Marie Hebert Smith, et al	Goodrich Oil Company	9/4/1996	1551		995279
Peter V. Brasswell, et al	Goodrich Oil Company	2/17/1997	1551		995278
Florence A. Autin, et al	Goodrich Oil Company	10/12/1998	1625		1032417
Barbara Bourgeois Hebert, et al	Goodrich Oil Company	9/21/1998	1625		1032418
Sylvester F. Billiot, et al	Goodrich Oil Company	5/29/1996	1550		995270
Judy D. Doucet, et al	Goodrich Oil Company	12/10/1997	1616		1027005
Lindsey Molinere, et al	Goodrich Oil Company	8/25/1998	1624		1032031
Alvin J. Bourg, et al	Goodrich Oil Company	8/25/1998	1625		1032415
Freddie J. Tabor, et al	Goodrich Oil Company	8/27/1998	1625		1032413
Rita Dardar Vollmer	Goodrich Oil Company	4/3/1998	1616		1027013
Odelia Dardar	Goodrich Oil Company	11/3/1998	1627		1033313
Sonya Autin Schronce	Goodrich Oil Company	10/12/1998	1627		1033312
Bruce Allen Autin	Goodrich Oil Company	10/12/1998	1627		1033311

LESSOR	LESSEE	DATE	BOOK	PAGE	ENTRY
Michel N. Dardar, et ux	Goodrich Oil Company	3/2/1998	1616		1027014
Augustin A. Dardar, et al	Goodrich Oil Company	7/8/1996	1550		995271
Anna Naquin Dardar, et al	Goodrich Oil Company	7/8/1996	1550		995272
Rev. Roch R. Naquin	Goodrich Oil Company	7/8/1996	1550		995273
Randolph A. Duet, et al	Goodrich Oil Company	8/7/1996	1551		995276
Landa C. Cotton, et al	Goodrich Oil Company	2/20/1997	1551		995277
Harvey Chaisson, Sr., et al	Goodrich Oil Company	2/20/1997	1590		1013167
Tina Marie Chaisson	Goodrich Oil Company	8/26/1998	1625		1032416
Victor J. Naquin, et al	Goodrich Oil Company	3/2/1998	1616		1027011
Howard J. Brunet, et ux	Goodrich Oil Company	1/12/1998	1627		1033315
Harry Dardar, Sr., et ux	Goodrich Oil Company	1/12/1998	1627		1033314
Homer Dardar, Jr., et al	Goodrich Oil Company	3/31/1998	1616		1027004
Michael Anthony Haydel	Goodrich Oil Company	1/2/1996	813	132	532387
Wilson Landry, et ux	Goodrich Oil Company	1/3/1996	813	112	532389
Mitchell Francques	Goodrich Oil Company	1/3/1996	813	120	832384
Horace G. Black	Goodrich Oil Company	1/29/1996	813	70	532372
Joe V. Black, et ux	Goodrich Oil Company	1/2/1996	813	95	532378
Robert Landry	Goodrich Oil Company	1/3/1996	813	124	532385
Mervyn L. Taylor, et ux	Goodrich Oil Company	1/3/1996	813	148	532391
Wilbur Landry, et ux	Goodrich Oil Company	1/3/1996	813	116	532383
Dories James Babineaux, et ux	Goodrich Oil Company	1/2/1996	813	128	532386
Winifried B. Latshaw	Goodrich Oil Company	1/29/1996	813	82	532375
Viola Lavergne O’Neal	Goodrich Oil Company	1/9/1996	813	74	532373
Ronnie P. Doucet, et ux	Goodrich Oil Company	1/9/1996	813	87	532376
Claude Guillotte, Jr.	Goodrich Oil Company	1/9/1996	813	78	532374
Warren John Gary, et ux	Goodrich Oil Company	1/3/1996	813	99	532379
Walter James Gary	Goodrich Oil Company	1/3/1996	813	136	532388
Josselin B. Landry	Goodrich Oil Company	1/3/1996	813	91	532377
William Joseph Gary, et ux	Goodrich Oil Company	1/3/1996	813	108	532381
Osa Leblance, et ux	Goodrich Oil Company	12/28/1995	813	161	532394
Milton J. Gilliam, et al	Goodrich Oil Company	12/28/1995	813	157	532393
Wallace Gary Sr., et ux	Goodrich Oil Company	1/3/1996	813	140	532389
Daniel James Gary, Ind.&AIF	Goodrich Oil Company	1/10/1996	813	103	532380
Joseph Charles Landry AIF	Goodrich Oil Company	1/9/1996	813	103	532380
Roy Landry, et al	Goodrich Oil Company	1/2/1996	813	152	532392
James Ronald Dominque, et ux	Goodrich Oil Company	6/24/1996

LESSOR	LESSEE	DATE	BOOK	PAGE	ENTRY
Maryline Billiot Naquin and Frances Naquin Miller		12/1/1998
Calvin L. Deion, et al		12/1/1998
Janet E. Loga Wooten		12/1/1998
Louella M. Foret		12/1/1998
Roger S. Naquin		12/1/1998
Roch R. Naquin, et al		7/8/1996
Louis C. Chaisson and Clodilia B Chaisson Trust		12/1/1998
C. J. Billiot		12/1/1998
Henry Dardar		12/1/1998
Johnny J. Chaisson, Jr.		12/1/1998
Ebro W. Verdin		12/1/1998

BURWOOD FIELD/WEST DELTA 83 FIELD Plaquemines Parish, Louisiana

LESSOR	LESSEE	DATE	BOOK	PAGE	ENTRY
State of Louisiana Lease No. 16825	Goodrich Petroleum Company, LLC	8/14/2000	984	680
State of Louisiana Lease No. 17193	Goodrich Petroleum Company, LLC	8/13/2001	1008	223
State of Louisiana Lease No. 17381	Goodrich Petroleum Company, LLC, et al	3/18/2002	1021	917
State of Louisiana Lease No. 18449	Goodrich Petroleum Company, LLC	2/9/2005	1088	348	20051208
State of Louisiana Lease No. 18126	Goodrich Petroleum Company, LLC	5/17/2004	1074	202	4004390
State of Louisiana Lease No. 2552		7/15/1954	177	45
State of Louisiana Lease No. 2566		7/15/1954	177	65
Delta Development Company, Inc.		9/1/1954	177	761
State of Louisiana Lease No. 2593		9/15/1954	177	1083
State of Louisiana Lease No. 1010		4/23/1947	126	90
State of Louisiana Lease No. 2565		7/15/1954	177	33
Arthur H Simonin		5/14/1956	190	1076
Arthur H Simonin		5/14/1956	190	1079
BLM-043259		12/1/1959	223	1211
BLM-043260		12/1/1959	223	1232
Helen de Grange McLellan et al		4/15/1957	198	393
Edwin P Lastrapes et al		4/21/1958	206	286
Rebecca Laycock Stevenson		5/28/1958	207	158
Steve d’Asaro et al		8/2/1948	135	442

LESSOR	LESSEE	DATE	BOOK	PAGE	ENTRY
Estelle McLellan Middleton		4/21/1953	168	405
Lenora McLellan Schniedau		4/21/1953	168	408
Anna McLellan Kastler		4/21/1953	168	411
Alden McLellan		4/22/1953	168	414
Emma Gueringer Selinger		4/6/1953	168	417
Monita Shearer Fontaine		4/20/1953	168	420
Seymoura Hadden Gazin		4/23/1953	168	423
Margaret Fayssoux		4/6/1953	168	426
Effie Ethelyn (Coco) Phelps Hadden et al		4/23/1953	168	432
Charles McLellan		4/2/1953	168	435
Fayssoux Scudder Corneil		4/15/1953	168	438
Sara A Fayssoux		4/6/1953	168	429
Monita Celete Driver Hackett		4/20/1953	168	582
Celete Scudder Day		4/20/1953	168	682
Hazel Jones Scudder et al		5/20/1953	168	863
Plaquemines Oil & Development Company		8/8/1950	150	587
State of Louisiana Lease No. 1922		4/5/1951	152	390
BLM-013997		11/1/1951	176	625
BLM-016334		3/1/1952	176	739
BLM-015383		6/1/1952	177	997
BLM-023977		5/1/1954	192	215
State of Louisiana Lease No. 2227		11/22/1952	165	13
Richard K Ingolia		1/18/1954	172	969
Katie McDougall Martindale		12/4/1953	172	49
Louis E Faget et al		2/26/1954	173	604
Helen Faget		2/26/1954	173	690
Marguerite Berthe Thibaut Rantz		2/11/1959	214	796
Merline Thibaut Boyer		2/26/1959	214	800
Yvonne Thibaut Oser		2/20/1959	214	804
Jeanne Thibaut Wilson		2/26/1959	214	808
James P Thibaut		2/11/1959	214	812
Adeline Thibaut Samford		2/20/1959	214	816
Robert Thibaut		2/20/1959	214	820
Peter Similien Thibaut		2/6/1959	214	824
Lola Richardson Thibaut Tuller		1/27/1959	214	828
Marie Amelie Thibaut Lamse		2/19/1959	214	832

LESSOR	LESSEE	DATE	BOOK	PAGE	ENTRY
Pierre L Thibaut Jr.		3/14/1959	233	460
Jeanne Canepa Thibaut		3/14/1959	233	464
Edward F Ranz		3/14/1959	233	468
Evelyn Thibaut Tuller		3/14/1959	233	456
Plaquemines Oil & Development Company		4/21/1954	175	990
Mark Delesdernier		7/13/1954	176	773
Martha W Snow et al		4/12/1954	174	636
Lucille Snow Osoinach et al		5/21/1954	175	233
George T Armstrong et al		12/22/1958	216	848
George T Armstrong		5/19/1959	217	1017
State of Louisiana Lease No. 978 (“DDDDDDD”)		4/23/1947
State of Louisiana Lease No. 979 (“EEEEEEE”)		4/23/1947
Energy Development Corporation		3/2/1959	213	940
BLM-042017		1/1/1959
BLM-ES-9207		6/1/1952
BLM-ES-9208		1/1/1959
BLM-ES-9209		12/1/1959
BLM-ES-9210		12/1/1959
BLM-ES-9211		10/1/1952
State of Louisiana Lease No. 1009		3/17/1947	126	85
State of Louisiana Surface Lease No. 4233	Goodrich Petroleum Company, LLC	6/24/2002	1026	615	2004086
State of Louisiana Surface Lease No. 4231	Goodrich Petroleum Company, LLC	6/12/2002	1026	620	2004087
State of Louisiana Surface Lease No. 4269	Goodrich Petroleum Company, LLC	9/13/2002
State of Louisiana Surface Lease No. 4340	Goodrich Petroleum Company, LLC	3/14/2003
State of Louisiana Surface Lease No. 4460	Goodrich Petroleum Company, LLC	2/16/2004
BLM-051867		7/26/1960
State of Louisiana Subsurface Lease No. 3114		9/19/1994	847	255
BLM-051866		8/20/1960
US Army Corp of Engineers		10/30/1991
Congregation of St Rita Catholic Church		2/1/1991	767	825
Gladys Snow Sweitzer		12/1/1991	767	814
First Church of Christ Scientist		12/1/1991	767	848
Earl O Armstrong Sr et al		12/1/1991	767	837
James E Wright Jr et al		12/1/1991	767	803
State of Louisiana ROW Lease No. 3162		5/18/1995
State of Louisiana ROW Lease No. 3163		5/18/1995

LESSOR	LESSEE	DATE	BOOK	PAGE	ENTRY
Louis E Faget et al		2/26/1954	174	354
USDI BLM-039136 Slant Well Permit		5/1/1955	182	703
State of Louisiana ROW Lease No. _____		6/9/1955	182	880
Plaquemines Oil & Development Company		2/27/1952	163	188
Amendment		7/6/1955	183	761
Mark Delesdernier		7/25/1957	200	273
LAES-46008		11/1/1954	179	129
George T Armstrong et al		12/30/1953	173	653
Plaquemines Oil & Development Company		7/6/1955	183	1077
State of Louisiana ROW Lease No. _____	Chevron	11/25/1963
State of Louisiana ROW Lease No. _____	Chevron	3/28/1955
Plaquemines Oil & Development Company	Chevron	7/6/1955	173	777
Shell Pipeline	Chevron	8/9/1960
Continental Oil Co.	Chevron	12/6/1965
Continental Oil Co.	Chevron	10/6/1970
US Army Corps of Engineers	Chevron	11/19/1964
US Army Corps of Engineers	Chevron	10/15/1964
State of Louisiana ROW Lease No. 454	Chevron	11/4/1964
Delta Development Co. Inc.	Chevron	11/9/1964	313	404
Claudia Irene Marquette d’Asaro Estate	Chevron	10/22/1964	313	389
White Estate Inc et al	Chevron	9/29/1964	313	394
Mark Delesdernier	Chevron	9/10/1964	313	412
Plaquemines Oil & Development Company	Chevron	11/18/1964	314	436
Rebecca Laycock Stevenson	Chevron	9/14/1964	314	457
Arthur H Simonin et al	Chevron	11/10/1964	319	933
Charlotte A Perez et al	Chevron	11/6/1964	319	935
Shell	Chevron	7/17/1981
State of Louisiana ROW Lease No. _____	Chevron	6/23/1960	225	529
US Army Corps of Engineers et al	Shell	9/28/1960
Plaquemines Oil & Development Company	Shell	6/9/1960	224	1132
Marguerite Thibaut Rantz et al	Shell	8/23/1960	223	669
White Estate Inc	Shell	5/10/1960	224	16
Claudie Irene Marquette d’Asaro	Shell	5/13/1960	224	147
Rebecca Laycock Stevenson	Shell	5/24/1960	224	681
Martha W Snow et al	Shell	5/18/1960	226	447
George T Armstrong et al	Shell	5/18/1960	226	445

LESSOR	LESSEE	DATE	BOOK	PAGE	ENTRY
Gladys Snow Sweitzer	Shell	9/30/1960	233	208
Delta Development Co Inc	Shell	5/24/1960	224	938
US Army Corps of Engineers	Shell	10/20/1960
Plaquemines Parish Police Jury	Shell	6/9/1960
Plaquemines Parish Police Jury	Shell	6/23/1960
Mark Delesdernier	Shell	6/3/1960	224	935
G Withrop Sands	Shell	6/13/1960
Harold W Sands	Shell	11/1/1960	234	19
Katherine F T Howard	Shell	10/19/1960	233	685
Cecil A Howard	Shell	10/3/1960	232	553
Anna Barbara Sands Burgess	Shell	9/29/1960	233	703
Priscilla Havemeyer Huston	Shell	9/14/1960	232	513
Elizabeth Sterritt Sands O’Connell	Shell	9/8/1960	230	235
Carley Havemeyer Wagner	Shell	8/31/1960	229	511
Katherine M A Sands Week	Shell	8/23/1960	227	794
Sarah Simonton Sands	Shell	8/23/1960	227	796
Lorilllard Spencer	Shell	8/19/1960	227	540
Samuel Stevens Sands	Shell	8/19/1960	227	509
Arthur H Simonin	Shell	5/27/1960	224	973
US Army Corps of Engineers	Shell	10/20/1960
The California Company	Shell	10/15/1956
The California Company	State of Louisiana	11/4/1960
The California Company Lease No. 167	State of Louisiana	3/5/1962
The California Company	Continental Oil Company	8/18/1960
The California Company	Continental Oil Company	12/6/1965
Chevron USA	Tennessee Gas Pipeline	1/4/1982
US Army Corps of Engineers	Shell Pipeline Co	9/28/1960
Plaquemines Parish Police Jury	Shell Pipeline Corp	6/23/1960
Plaquemines Oil & Development Company		8/12/1991	767	494
Chalin Perez et al		8/12/1991	767	501
Succession of Leander Perez		8/12/1991	767	509
Thomas P Eustis		8/12/1991	767	517
Geoffrey Eustis		8/12/1991	767	525
Flora Ann Eustis		8/12/1991	767	533
State of Louisiana ROW Lease No. 2872		8/12/1991	767	542
Luz K Faget		8/12/1991	767	643

LESSOR	LESSEE	DATE	BOOK	PAGE	ENTRY
Helen Faget Anderson		8/12/1991	767	647
Theresa L Faget		8/12/1991
Angele F Strahan		8/12/1991	767	655
Charles J Faget		8/12/1991	767	659
Paul C Faget		8/12/1991	767	663
Consuelo F Justrabo		8/12/1991	767	667
Andre M Faget		8/12/1991	767	671
Jon S Faget		8/12/1991	767	675
Lucienne Faget Villere		8/12/1991	767	679
Aline Marie Faget Fails		8/12/1991	767	683
Beth Faget Gottschaulk		8/12/1991	767	687
Alwyn J Justrabo		8/12/1991	767	691
Alwyn J Justrabo Jr		8/12/1991	767	695
A Morgan Brian Jr		8/12/1991	767	548
P L Thibaut Brian		8/12/1991	767	554
Jeanne M Thibaut Wilson		8/12/1991	767	566
Mildred Mae Pellerin Thibaut		8/12/1991	767	560
Marie Adeline Thibaut Samford		8/12/1991	767	572
Merlin R Thibaut Boyer		8/12/1991	767	578
Robert M Thibaut		8/12/1991	767	584
Edward Frederick Rantz		8/12/1991	767	590
Peter S Thibaut		8/12/1991	767	596
James P Thibaut		8/12/1991	767	602
Jerry A Boyer		8/12/1991	767	608
Thomas O Thibaut		8/12/1991	767	614
Leonard T Samford		8/12/1991	767	620
Wm L Von Hoene Jr		8/12/1991	767	626
Gordon T Von Hoene		8/12/1991	767	632
George G Marquette		8/12/1991	767	699
Charles A McHale		8/12/1991	767	703
Edward J Villere		8/12/1991	767	707
Frank A Ashby		8/12/1991	767	711
Mavis Hardy Ashby		8/12/1991	767	715
Keller Oilfield Service		8/12/1991	767	719
Victor Daniel Martinez		8/12/1991	767	725
Alexina S Stone et al		8/12/1991	767	729

LESSOR	LESSEE	DATE	BOOK	PAGE	ENTRY
Earl O Armstrong Sr		8/12/1991	767	734
Nora O Armstrong		8/12/1991	767	738
Gwendolyn Armstrong Ajubita		8/12/1991	767	742
Eva Cathcart Wester		8/12/1991	767	746
Abbie Cathcart Adam		8/12/1991	767	750
Bernard M Cathcart		8/12/1991	767	754
Sherry Cathcart Holsi		8/12/1991	767	758
Leslie Cathcart Foto		8/12/1991	767	762
Patricia Armstrong		8/12/1991	767	638
Richard J Siegel		8/12/1991	767	766
Roy L Cathcart Jr		8/12/1991	767	770
Margaret Armstrong Gerkin		8/12/1991	767	744
Gladys Snow Sweitzer		8/12/1991	767	778
The First Church of Christ Scientist		8/12/1991	767	782
Congregation of St Rita Catholic Church		8/12/1991	767	787
James E Wright Jr et ux		8/12/1991	767	793
Winkler Corp		8/12/1991	767	798

LAFITTE FIELD Jefferson Parish, Louisiana

LESSOR	LESSEE	DATE	BOOK	PAGE	ENTRY
State of Louisiana Lease No. 356	The Texas Company	5/11/1936	129	431
State of Louisiana Lease No. 10439	Texaco Inc	9/13/1982	38	573
State of Louisiana Lease No. 14554	Texaco Inc	11/15/1993	135	205
State of Louisiana Lease No. 17712	Stone Energy Corporation	1/13/2003	138	253	10310142
State of Louisiana Lease No. 17713	Mark A O’Neal & Associates	1/13/2003	138	252	10310141
State of Louisiana Surface-Subsurface Lease No. 4301	Stone Energy Corporation	1/13/2003	138	254	10310143
State of Louisiana Surface-Subsurface Lease No. 3807	Stone Energy Corporation	12/13/1999	137	187	10002216
The Louisiana Land and Exploration Company	The Texas Company	11/12/1928	109	505
Rigolets Co-Operative Fur Company	Gaither L Jones	8/10/1933	116	257
Thomson, Thompson & Wright Associates	Texaco Exploration and Production Inc	8/1/1997	2971	636
Thomson, Thompson & Wright Associates	Texaco Exploration and Production Inc	9/1/1994	2905	775
Leo A Marrero et al	The Texas Company	10/10/1933	116	652
Madison Realty Company Inc et al	The Texas Company	1/16/1934	119	578

LESSOR	LESSEE	DATE	BOOK	PAGE	ENTRY
Madison Realty Company Inc et al	The Texas Company	8/29/1946	231	287
George H Kerner	The Texas Company	3/19/1936	129	548
Parish of Jefferson	Frank H Langridge	11/19/1935	139	129
State of Louisiana Lease No. 15092	Texaco Exploration and Production Inc	10/16/1995	135	795
Parish of Jefferson (Pipeline Permit)	The Texas Pipeline Company	1/17/1972	753	385
Rigolets Corporation (Pipeline Permit)	The Texas Pipeline Company	8/5/1970	720	609
The Louisiana Land and Exploration Company	The Texas Pipeline Company	1/5/1973	789	971
Rigolets Corporation (Pipeline Permit)	The Texas Pipeline Company	3/7/1973	784	323
Dolly D Ferris	The Texas Pipeline Company	5/13/1954	591	616
Carrie B Mercler	The Texas Pipeline Company	5/14/1954	591	616
Mary Ellen McEniry Wedding et al	The Texas Pipeline Company	8/21/1954	601	150
Rigolets Corporation (Pipeline Permit)	The Texas Pipeline Company	3/26/1956	401	606
Department of the Army	The Texas Pipeline Company	9/25/1970
Rigolets Corporation (Pipeline Permit)	Texaco Inc	6/27/1973
Thomson, Thompson & Wright Associates	Texaco Inc	8/1/1987
The Louisiana Land and Exploration Company	Texaco Inc	1/25/1973
The Louisiana Land and Exploration Company	Texaco Inc	3/23/1964
Thomson, Thompson & Wright Associates	Texaco Exploration and Production Inc	12/15/1998	3003	908

LAKE RACCOURCI FIELD Lafourche Parish, Louisiana

LESSOR	LESSEE	DATE	BOOK	PAGE	ENTRY
State of Louisiana Lease No. 1480	Humble Oil	5/10/1948	136	357	80443
State of Louisiana Lease No. 3258	Pan American	8/15/1967	227	82	153321
State of Louisiana Lease No. 3599	Pan American	9/26/1959	257	169	175074
State of Louisiana Lease No. 14703	Apache Corporation	6/8/1994	1216	348	770494
State of Louisiana Lease No. 1450	Humble Oil	5/10/1948	139	555	83661
State of Louisiana Lease No. 1451	Humble Oil	5/10/1948	136	353	80441
State of Louisiana Lease No. 1452	Humble Oil	5/10/1948
State of Louisiana Lease No. 14284	Thomas C. Jahnoke	7/13/1992	1150	576	741206
State of Louisiana Lease No. 14589	Exxon Corporation	12/13/1993	1198		761535
State of Louisiana Lease No. 15819	Land Resources, Inc.	7/14/1997	1316		819133

PECAN LAKE FIELD
Cameron Parish, Louisiana

LESSOR	LESSEE	DATE	BOOK	PAGE	ENTRY
Miami Corporation	The Superior Oil Company	8/30/1949	74	599
Cutler Oil & Gas Corporation	Goodrich Oil Company	4/16/1993	769		231372
Cutler Oil & Gas Corporation	Goodrich Oil Company	9/1/1995	829		244118
Miami Corporation Canal Permit	Goodrich Petroleum Company of Louisiana	4/29/2005
Miami Corporation Pipeline Permit	Goodrich Petroleum Company of Louisiana	7/11/1997
Miami Corporation Surface Permit	Goodrich Petroleum Company of Louisiana	7/21/1997
Miami Corporation ROW	Goodrich Petroleum Company of Louisiana	6/28/2002

PLUMB BOB FIELD St. Martin Parish, Louisiana

LESSOR	LESSEE	DATE	BOOK	PAGE	ENTRY
St Martin Land Company	Goodrich Petroleum Company LLC	6/9/2005	1433	660	383770
St Martin Parish School Board	Goodrich Petroleum Company LLC	7/14/2004	1413	664	371251
St Martin Parish School Board	Goodrich Petroleum Company LLC	6/1/2005	1432	845	383222
St Martin Land Company	Goodrich Petroleum Company LLC	3/1/2006
St Martin Land Company	Goodrich Petroleum Company LLC	8/20/2001	1349	187	330698
St Martin Land Company (Tank Battery)	Goodrich Petroleum Company LLC	8/20/2001	1348	608	330513
St Martin Land Company (Dock Lease)	Goodrich Petroleum Company LLC	8/20/2001	1348	603	330511

SECOND BAYOU FIELD Cameron Parish, Louisiana

LESSOR	LESSEE	DATE	BOOK	PAGE	ENTRY
Texaco Exploration and Production Inc	Goodrich Oil Company	4/15/1993	805		238286
Amendment		7/7/1993
Second Amendment		1/19/1994
Amendment		11/21/1997	867		253064

EXHIBIT “A”
LANDS, LEASES AND FEE INTERESTS

NAME	DESCRIPTION	ACREAGE	INTERESTS	PARISH
Baker 2	All Sec 10, T20S, R22E	640.00	95%	Lafourche

Lake Enfermer	NW/4 Sec. 33, T19S, R23E	160.00	100%	Lafourche

Little Temple	W/2 SW/4 Sec. 25, T17S, R23E	97.00	100%	Lafourche

Holman Tract	Lots 16-19 Dixie Delta Farms Co. of N/2 Sec. 42 and Sec 43, T17S, R21E	40.00	100%	Lafourche

NE Larose	E/2 & E 120 acres of W/2 of Sec 41, T17S, R21E.	440.00	100%	Lafourche

NE Larose	W 280 acres of E/2 of Sec. 37, T17S, R21E and W 40 acres of Sec. 41, T17S, R21E	320.00	50%	Lafourche

C.C. Gardens	Lot A, Block 1 Country Club Gardens East	0.84	100%	Lafourche

Baker #1	Lower 1/2 of Tract by Parish Drainage Canal:
	1600 acres by Little Lake Des Allemands:
	Lower Side by Lower Line of Sec. 54. NW Portion of T15S, R20E and E portion of T15S, R19E	1600.00	95%	Lafourche

Bay Jacque	Portion of Sections 1, 12, T21S, R22E	368.00	100%	Lafourche

Pilot Town	All of Unsurveyed Sea Marsh in the rear of the Mississippi River, Lots in T21S, R19E; Lot 2 of Rear end of Sec. 33 and Lot 2 of rear end of Sec 34 T21S, R19E	189.82	25%	Plaquemines

Lake Quatro Cabello	SE/4 NE/4, S 30 acres SW/4 NE/4 Sec 32, T15S, R15E	70.00	50%	Plaquemines

EXHIBIT “B”
WELLS AND INTERESTS

Field	Well Name	Operated/ Non-Operated	Parish	State	Status	WI	NRI
BAYOU CHOUPIQUE	CWM INC #1-BARBELL	NON OPERATED	CALCASIEU	LA	P	0.1800	0.1279
BAYOU CHOUPIQUE	CWM INC. #2	NON OPERATED	CALCASIEU	LA	P	0.1800	0.1323

BAYOU JEAN LA CROIX	DUPONT 38 NO.1	NON OPERATED	TERREBONNE	LA	P	0.3401	0.2624

WEST DELTA	ARMSTRONG G T ETAL 1 - W4	OPERATED	PLAQUEMINES	LA	SI	0.9500
WEST DELTA	CALICO SHELL USA ETAL 10 - W2	OPERATED	PLAQUEMINES	LA	SI	0.9500
WEST DELTA	D ASARO S 1 - W3	OPERATED	PLAQUEMINES	LA	SI	0.9500
WEST DELTA	FAGET #1 (W-5)	OPERATED	PLAQUEMINES	LA	SI	0.9500
WEST DELTA	L.E. FAGET #2 (W-6)	OPERATED	PLAQUEMINES	LA	SI	0.9500
BURRWOOD	SHELL ETAL UNIT B5 1 (9-13)	OPERATED	PLAQUEMINES	LA	SI	0.9500	0.7804
WEST DELTA	SL 1009 #1 (W-39)	OPERATED	PLAQUEMINES	LA	P	0.9500	0.7804
WEST DELTA	SL 17194 #1 (LEONARD)	OPERATED	PLAQUEMINES	LA	P	0.6000	0.4328
WEST DELTA	SL 17203 1- TUNNEY	OPERATED	PLAQUEMINES	LA	P	0.5250	0.3260
BURRWOOD	SL 17381 #1 (B-37)	OPERATED	PLAQUEMINES	LA	P	1.0000	0.7200
WEST DELTA	SL 1922 #14 (W-11)	OPERATED	PLAQUEMINES	LA	SI	0.9500
WEST DELTA	SL 1922 #15 (W-12)	OPERATED	PLAQUEMINES	LA	SI	0.9500	0.7720
WEST DELTA	SL 1922 #17 (W-14)	OPERATED	PLAQUEMINES	LA	SI	0.9500
WEST DELTA	SL 1922 #18 (W-15)	OPERATED	PLAQUEMINES	LA	SI	0.9500
WEST DELTA	SL 1922 #20 (W-17)	OPERATED	PLAQUEMINES	LA	SI	0.9500
WEST DELTA	SL 1922 #23 (W-19)	OPERATED	PLAQUEMINES	LA	SI	9.9500
WEST DELTA	SL 1922 #24 (W-20)	OPERATED	PLAQUEMINES	LA	SI	0.9500
BURRWOOD	SL 1922 #3 (B-2)	OPERATED	PLAQUEMINES	LA	SI	0.9500	0.7700
WEST DELTA	SL 1922 #9 (W-9)	OPERATED	PLAQUEMINES	LA	SI	0.9500
BURRWOOD	SL 1922 #A-1 (B-25)	OPERATED	PLAQUEMINES	LA	SI	0.9500	0.7700
BURRWOOD	SL 1922 #A-2 (B-33)	OPERATED	PLAQUEMINES	LA	SI	0.9500
BURRWOOD	SL 1922 #A-4 (B-26)	OPERATED	PLAQUEMINES	LA	P	0.9500	0.7700
BURRWOOD	SL 1922 #B-3 (B-27)	OPERATED	PLAQUEMINES	LA	P	0.9500	0.7841
BURRWOOD	SL 1922 #B-4 (B-28)	OPERATED	PLAQUEMINES	LA	SI	0.9500	0.7642
BURRWOOD	SL 1922 #B-9 (B-29)	OPERATED	PLAQUEMINES	LA	SI	0.9500
WEST DELTA	SL 1922 11 -W10	OPERATED	PLAQUEMINES	LA	SI	0.9500
WEST DELTA	SL 1922 #19 (W-18)	OPERATED	PLAQUEMINES	LA	SI	0.9500	0.7820
WEST DELTA	SL 1922 #21 (W-18)	OPERATED	PLAQUEMINES	LA	P	0.9500	0.7607
BURRWOOD	SL 2227 #1 (B-3)	OPERATED	PLAQUEMINES	LA	P	0.9500	0.7744
WEST DELTA	SL 2227 #1 (W-40)	OPERATED	PLAQUEMINES	LA	P	0.9500	0.7473
WEST DELTA	SL 2227 #2	OPERATED	PLAQUEMINES	LA		0.9500	0.7242
WEST DELTA	SL 2227 ET AL #1 (W-36) SULLIVAN SHALLOW	OPERATED	PLAQUEMINES	LA	P	0.9500	0.7739
WEST DELTA	SL 2227 SWD 1 W27(FORMERLY USA 5 #2)	OPERATED	PLAQUEMINES	LA	A	1.0000	0.0000
BURRWOOD	SL 2552 #4D - B4	OPERATED	PLAQUEMINES	LA	SI	0.9500
BURRWOOD	SL 2552 #5 (B-38)	OPERATED	PLAQUEMINES	LA	P	0.9500	0.7557
BURRWOOD	SL 2565 #3 (B-5)	OPERATED	PLAQUEMINES	LA	SI	0.9500
BURRWOOD	SL 2565 #4 (B-6)	OPERATED	PLAQUEMINES	LA	SI	0.9500	0.7557
BURRWOOD	SL 2565 #8D (B-31)	OPERATED	PLAQUEMINES	LA	P	0.9500	0.7506
BURRWOOD	SL 2565 10 - (B-35)	OPERATED	PLAQUEMINES	LA	SI	0.9500
BURRWOOD	SL 2565 USA B #13 (B-24)	OPERATED	PLAQUEMINES	LA	SI	0.9500
BURRWOOD	SL 2565 USA B #2 (B-10)	OPERATED	PLAQUEMINES	LA	SI	0.9500	0.7557
BURRWOOD	SL 2565 USA #1 (B-8)	OPERATED	PLAQUEMINES	LA	SI	0.9500	0.7506
BURRWOOD	SL 2565 USA #8 (B-9)	OPERATED	PLAQUEMINES	LA	P	0.9500	0.7506
BURRWOOD	SL 2566 #5 (B-7)	OPERATED	PLAQUEMINES	LA	P	0.9500	0.7506
WEST DELTA	SL 978 #24 (W-21)	OPERATED	PLAQUEMINES	LA	SI	0.9500
WEST DELTA	SL 978 #25 (W-22)	OPERATED	PLAQUEMINES	LA	SI	0.9500
WEST DELTA	SNOW #1 (W-7)	OPERATED	PLAQUEMINES	LA	51	0.9500
WEST DELTA	SNOW #2 (W-8)	OPERATED	PLAQUEMINES	LA	51	0.9500
WEST DELTA	SNOW #4 (W-1)	OPERATED	PLAQUEMINES	LA	P	0.9500	0.7500
BURRWOOD	TRACT 02 #B-21 (B-11)	OPERATED	PLAQUEMINES	LA	SI	0.9500
BURRWOOD	TRACT 02 #B-36 (B-32)	OPERATED	PLAQUEMINES	LA	SI	0.9500
BURRWOOD	TRACT 03 #B-28 (B-12)	OPERATED	PLAQUEMINES	LA	SI	0.9500
BURRWOOD	TRACT 15 #B-11 (B-14)	OPERATED	PLAQUEMINES	LA	P	0.9500	0.7699
BURRWOOD	TRACT 15 #B-12 (B-15)	OPERATED	PLAQUEMINES	LA	SI	0.9500
BURRWOOD	TRACT 15 #B-14 (B-16)	OPERATED	PLAQUEMINES	LA	SI	0.9500	0.7557
BURRWOOD	TRACT 18 #B-24 #1 (B-1)	OPERATED	PLAQUEMINES	LA	SI	0.9500
BURRWOOD	TRACT 39 #7 (B-34)	OPERATED	PLAQUEMINES	LA	SI	0.9500
BURRWOOD	TRACT 41 #1 (B-17)	OPERATED	PLAQUEMINES	LA	SI	0.9500	0.7804
BURRWOOD	TRACT 41 #9 (B-19)	OPERATED	PLAQUEMINES	LA	SI	0.9500
BURRWOOD	TRACT 41 #B-22 (B-18)	OPERATED	PLAQUEMINES	LA	SI	0.9500
BURRWOOD	TRACT 44 #B-32 (B-36)	OPERATED	PLAQUEMINES	LA	P	0.9500	0.7804
BURRWOOD	USA #3 (B-20)	OPERATED	PLAQUEMINES	LA	SI	0.9500	0.6973
BURRWOOD	USA #4 (B-21)	OPERATED	PLAQUEMINES	LA	SI	0.9500
BURRWOOD	USA #5 (B-22)	OPERATED	PLAQUEMINES	LA	SI	0.9500

Field	Well Name	Operated/ Non-Operated	Parish	State	Status	WI	NRI
BURRWOOD	USA #6 BU	OPERATED	PLAQUEMINES	LA	SI	0.9500
WEST DELTA	USA 1 - W23	OPERATED	PLAQUEMINES	LA	SI	0.9500
WEST DELTA	USA 2 - W24	OPERATED	PLAQUEMINES	LA	P	0.9500	0.7586
WEST DELTA	USA 3 WD — W25	OPERATED	PLAQUEMINES	LA	SI	0.9500
WEST DELTA	USA 4 WD — W26	OPERATED	PLAQUEMINES	LA	SI	0.9500
WEST DELTA	USA 6 WD — W29	OPERATED	PLAQUEMINES	LA	SI	0.9500
WEST DELTA	USA 9 - W32	OPERATED	PLAQUEMINES	LA	Al	0.9500
WEST DELTA	USA #11 (W-33)	OPERATED	PLAQUEMINES	LA	SI	0.9500	0.7476
WEST DELTA	USA #5 (W-37)	OPERATED	PLAQUEMINES	LA	SI	0.9500	0.7493
WEST DELTA	USA #7 (W-30)	OPERATED	PLAQUEMINES	LA	P	0.9500	0.7859
WEST DELTA	USA #8 (W-31)	OPERATED	PLAQUEMINES	LA	P	0.9500	0.7493
BURRWOOD	USA SL 2565 #1 (B-30)	OPERATED	PLAQUEMINES	LA	SI	0.9500	0.7700
BURRWOOD	USA SL 2565 SWD #1 (B-131)	OPERATED	PLAQUEMINES	LA	A	1.0000

LAFITTE	BAYOU NORMAN 3	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	JEFFERSON A 5D	NON OPERATED	JEFFERSON	LA	SI	0.4887
LAFITTE	JEFFERSON A 8	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	JEFFERSON A 10	NON OPERATED	JEFFERSON	LA	TA	0.4900
LAFITTE	JEFFERSON A 11	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	JEFFERSON A 12D	NON OPERATED	JEFFERSON	LA	SI	0.4887
LAFITTE	JEFFERSON A 13	NON OPERATED	JEFFERSON	LA	P	0.4873	0.4082
LAFITTE	KERNER 5	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	KERNER 9	NON OPERATED	JEFFERSON	LA	P	0.4900	0.4493
LAFITTE	KERNER 29	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	KERNER 32	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	KERNER 38	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	KERNER 39	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	KERNER 40	NON OPERATED	JEFFERSON	LA	P	0.4900	0.4524
LAFITTE	KERNER 42	NON OPERATED	JEFFERSON	LA	P	0.4900	0.4543
LAFITTE	LAFITTE NO. 199	NON OPERATED	JEFFERSON	LA	SI	1.0000
LAFITTE	LL&E 28 SWD	NON OPERATED	JEFFERSON	LA	A	0.4900
LAFITTE	LL&E 64 SWD	NON OPERATED	JEFFERSON	LA	A	0.4900
LAFITTE	LLE 4	NON OPERATED	JEFFERSON	LA	P	0.4900	0.3591
LAFITTE	LLE 7	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	LLE 14	NON OPERATED	JEFFERSON	LA	P	0.4900	0.3675
LAFITTE	LLE 16	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	LLE 19	NON OPERATED	JEFFERSON	LA	SI	0.4887
LAFITTE	LLE 20	NON OPERATED	JEFFERSON	LA	SI	0.4887
LAFITTE	LLE 35	NON OPERATED	JEFFERSON	LA	SI	0.4887
LAFITTE	LLE 36	NON OPERATED	JEFFERSON	LA	SI	0.4887
LAFITTE	LLE 37	NON OPERATED	JEFFERSON	LA	P	0.0000
LAFITTE	LLE 46	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	LLE 53	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	LLE 61 AL	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	LLE 84	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	LLE 90	NON OPERATED	JEFFERSON	LA	SI	0.4887
LAFITTE	LLE 91	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	LLE 100	NON OPERATED	JEFFERSON	LA	SI	0.4887
LAFITTE	LLE 102	NON OPERATED	JEFFERSON	LA	SI	0.0000
LAFITTE	LLE 104D	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	LLE 109	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	LLE 110	NON OPERATED	JEFFERSON	LA	SI	0.4887
LAFITTE	LLE 116	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	LLE 117	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	LLE 119	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	LLE 120	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	LLE 121	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	LLE 148	NON OPERATED	JEFFERSON	LA	P	0.4900	0.3675
LAFITTE	LLE 153 AL	NON OPERATED	JEFFERSON	LA	P	0.4900	0.3675
LAFITTE	LLE 175	NON OPERATED	JEFFERSON	LA	P	0.4900	0.3639
LAFITTE	LLE 181	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	LLE 184	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	LLE 185	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	LLE 186	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	LLE 187	NON OPERATED	JEFFERSON	LA	P	0.4900	0.3639
LAFITTE	LLE 189	NON OPERATED	JEFFERSON	LA	P	0.4900	0.3675
LAFITTE	LLE 192	NON OPERATED	JEFFERSON	LA	P	0.4900	0.3592
LAFITTE	LLE 195	NON OPERATED	JEFFERSON	LA	TA	0.4887
LAFITTE	LLE 196	NON OPERATED	JEFFERSON	LA	TA	0.4900	0.3600
LAFITTE	LLE 197	NON OPERATED	JEFFERSON	LA	P	0.2068	0.1559
LAFITTE	LLE 198	NON OPERATED	JEFFERSON	LA	P	0.4900	0.3675
LAFITTE	LLE 200 (PINEHURST II)	NON OPERATED	JEFFERSON	LA	SI	0.4887
LAFITTE	LLE 202	NON OPERATED	JEFFERSON	LA	P	0.4900	0.3600
LAFITTE	MADISON REALTY 4	NON OPERATED	JEFFERSON	LA	SI	0.4887

Field	Well Name	Operated/ Non-Operated	Parish	State	Status	WI	NRI
LAFITTE	MADISON REALTY 12	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	MADISON REALTY 13	NON OPERATED	JEFFERSON	LA	SI	0.4887
LAFITTE	MADISON REALTY 16	NON OPERATED	JEFFERSON	LA	SI	0.4887
LAFITTE	MADISON REALTY 22	NON OPERATED	JEFFERSON	LA	SI	0.4887
LAFITTE	MADISON REALTY 29	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	MARRERO 20	NON OPERATED	JEFFERSON	LA	TA	0.4900
LAFITTE	MARRERO 22	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	MARRERO 25	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	MARRERO 26	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	MARRERO 27	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	MARRERO 29	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	MARRERO 30	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	MARRERO 32	NON OPERATED	JEFFERSON	LA	TA	0.4900
LAFITTE	MARRERO 45	NON OPERATED	JEFFERSON	LA	P	0.4900	0.4508
LAFITTE	RIGOLETS 3	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 4	NON OPERATED	JEFFERSON	LA	P	0.4900	0.4060
LAFITTE	RIGOLETS 6	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 8 AL	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 13	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 18	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 24	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 25	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 26	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 29	NON OPERATED	JEFFERSON	LA	TA	0.4900
LAFITTE	RIGOLETS 30	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 37	NON OPERATED	JEFFERSON	LA	P	0.4873	0.3995
LAFITTE	RIGOLETS 38	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 40	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 48	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 51	NON OPERATED	JEFFERSON	LA	SI	0.4888
LAFITTE	RIGOLETS 56	NON OPERATED	JEFFERSON	LA	SI	0.4888
LAFITTE	RIGOLETS 76	NON OPERATED	JEFFERSON	LA	P	0.4900	0.4440
LAFITTE	RIGOLETS 78	NON OPERATED	JEFFERSON	LA	P	0.4900	0.4303
LAFITTE	RIGOLETS 88AL	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 91	NON OPERATED	JEFFERSON	LA	SI	0.4887
LAFITTE	RIGOLETS 96	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 102	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 113	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 119	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 127	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 128	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 135	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 144	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 149	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 151	NON OPERATED	JEFFERSON	LA	P	0.4900	0.4303
LAFITTE	RIGOLETS 153	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 156	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 157	NON OPERATED	JEFFERSON	LA	P	0.4900	0.4232
LAFITTE	RIGOLETS 162	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 163	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 164	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 165	NON OPERATED	JEFFERSON	LA	P	0.4900	0.4325
LAFITTE	RIGOLETS 166	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 168	NON OPERATED	JEFFERSON	LA	SI	0.4900
LAFITTE	RIGOLETS 170 SWD	NON OPERATED	JEFFERSON	LA	A	0.4900
LAFITTE	RIGOLETS 171	NON OPERATED	JEFFERSON	LA	P	0.4900	0.4440
LAFITTE	RIGOLETS LP A-1	NON OPERATED	JEFFERSON	LA	P	0.0000	0.0227
LAFITTE	RIGOLETS LP A-2	NON OPERATED	JEFFERSON	LA	P	0.4900	0.3675
LAFITTE	RIGOLETS LP B-1	NON OPERATED	JEFFERSON	LA	P	0.4900	0.3675
LAFITTE	SL 17263 #1 (VALDERAMA UNO)	OPERATED	JEFFERSON	LA	P	0.4900
LAFITTE	SL 17263 #2 (VALDERAMA DOS)	NON OPERATED	JEFFERSON	LA	P	0.4900	0.3675

LAKE RACCOURCI	SL 14599 #3	NON OPERATED	LAFOURCHE	LA	P	0.0176	0.0123
LAKE RACCOURCI	SL 1480 #1	NON OPERATED	LAFOURCHE	LA	SI	0.4824
S. LAKE RACCOURCI	SL 3258 #1	OPERATED	LAFOURCHE	LA	P	0.3470	0.2860
S. LAKE RACCOURCI	SL 3258 #2	OPERATED	LAFOURCHE	LA	SI	0.3470
LAKE RACCOURCI	XPLOR-SL 14284 #1 (ARAXAS)	NON OPERATED	LAFOURCHE	LA	P	0.0176	0.0124
LAKE RACCOURCI	XPLOR-SL 14589 #2	NON OPERATED	LAFOURCHE	LA	P	0.0096	0.0078

PECAN LAKE	MIAMI CORP B-16 SWD	OPERATED	CAMERON	LA	A	0.4587
PECAN LAKE	MIAMI CORP NO. 2-D	OPERATED	CAMERON	LA	P-D	0.4738	0.3436

PLUMB BOB	ST. MARTIN LAND COMPANY #34	OPERATED	ST MARTIN	LA	IA	1.0000
PLUMB BOB	ST. MARTIN LAND COMPANY #59	OPERATED	ST MARTIN	LA	SI	1.0000

Field	Well Name	Operated/ Non-Operated	Parish	State	Status	WI	NRI
PLUMB BOB	ST. MARTIN LAND COMPANY #88	OPERATED	ST MARTIN	LA	IA	1.0000	0.7500
PLUMB BOB	ST. MARTIN LAND COMPANY #72	OPERATED	ST MARTIN	LA	SI	1.0000
PLUMB BOB	ST. MARTIN LAND COMPANY SWD #35	OPERATED	ST MARTIN	LA	Al	1.0000	0.7500
PLUMB BOB	ST. MARTIN PH. SCHOOL BOARD #22	OPERATED	ST MARTIN	LA	IA	1.0000	0.7300
PLUMB BOB	ST. MARTIN PH. SCHOOL BOARD #25	OPERATED	ST MARTIN	LA	P	1.0000	0.7409
PLUMB BOB	STATE LEASE 2678; SML U2 #6	OPERATED	ST MARTIN	LA	IA	1.0000	0.7500

SECOND BAYOU	MIAMI FEE #2 SWD	OPERATED	CAMERON	LA	A	0.3126
SECOND BAYOU	MIAMI FEE #7 SWD	OPERATED	CAMERON	LA	IA	0.3126
SECOND BAYOU	MIAMI FEE NO. 1D	OPERATED	CAMERON	LA	P	0.3121	0.2224
SECOND BAYOU	MIAMI FEE NO. 3	OPERATED	CAMERON	LA	SI	0.3121	0.2224
SECOND BAYOU	MIAMI FEE NO. 4	OPERATED	CAMERON	LA	P	0.4942	0.3287
SECOND BAYOU	MIAMI FEE NO. 5	OPERATED	CAMERON	LA	SI	0.4942	0.2228
SECOND BAYOU	MIAMI FEE NO. 6	OPERATED	CAMERON	LA	P	0.3121	0.2224
SECOND BAYOU	MIAMI FEE NO. 8	OPERATED	CAMERON	LA	SI	0.6842	0.4617
SECOND BAYOU	MIAMI FEE NO. 9	OPERATED	CAMERON	LA	P	0.3127	0.2228
SECOND BAYOU	MIAMI FEE NO. 10	OPERATED	CAMERON	LA	SI	0.3127	0.2228
SECOND BAYOU	MIAMI FEE NO. 11	OPERATED	CAMERON	LA	P	0.0886	0.0722
SECOND BAYOU	MIAMI FEE SWD #1	OPERATED	CAMERON	LA	Al	0.3100
SECOND BAYOU	MIAMI FEE SWD #5	OPERATED	CAMERON	LA	SI	0.3100
SECOND BAYOU	MIAMI FEE SWD #6	OPERATED	CAMERON	LA	SI	0.8959

EXHIBIT “C”
CONTRACTS
Bayou Bouillon Field, Iberville and St. Martin Parishes, Louisiana
Exploration Agreement with attached Joint Operating Agreement dated July 27, 2005, between Playa Oil & Gas L.P. and Goodrich Petroleum Company, L.L.C.
Bayou St. Jean LaCroix, Terrebonne Parish, Louisiana
Operating Agreement dated June 15, 1997, between Brammer Engineering, Inc. and Goodrich Petroleum Company, Operator.
Burrwood-West Delta Fields, Plaquemines Parish, Louisiana
State of Louisiana, Office of Conservation Order #529 dated February 1, 1961, establishing the 10,500’ RB SU.
State of Louisiana, Office of Conservation Order #529-C dated December 1, 1975, establishing the 10,500’ RB SU.
State of Louisiana, Office of Conservation Order #529-B dated October 1, 1964, establishing the 10,100’ C Sand Pool.
State of Louisiana, Office of Conservation Order #529-A dated December 1, 1962, establishing the 10,100’ RB SU.
State of Louisiana, Office of Conservation Order #850 dated January 8, 1970, establishing the T RA SU.
Sale Agreement dated June 14, 1995, between Texaco and Energy Development Corporation.
Purchase Agreement dated June 1, 1989, between Chevron and Shell Pipeline.
Purchase Agreement dated August 29, 1989, between Chevron and Shell Pipeline.
Pooling Units dated April 15, 1958, for the 10,100’ C; 9,600’ RC, and 10,500’ RB.
Communitization Agreement dated December 21, 1970, for the 6,900’ L2 RA NVU.
S-90 Area Sale Agreement dated August 24, 1987, between Chevron and S. Parish Oil Company.
Letter Agreement dated May 9, 1988, between Chevron and Tennessee Gas Pipeline.
Purchase Agreement dated September 1, 1989, between Shell Pipeline and Chevron USA, Inc.
Order No. UIC 87-10 dated April 14, 1987, for Injection Wells.
Pipeline Permits dated December 12, 1991, between Producer Service Inc. and Plaquemines Parish, et al.

Asset Sale Agreement dated September 1, 1990, between Chevron and Energy Development Corporation.
Operating Agreement and Unit Agreement dated November 1, 1963, between Chevron and Conoco, et al, for the 10,100’ C Sand Pool.
Operating Agreement and Unit Agreement dated December 1, 1975, between Chevron and ___, for the 10,500’ RB SU.
Operating Agreement and Unit Agreement (“DDDDDDD”) dated May 10, 1989, between Chevron and the Louisiana State Mineral Board, for the 10,100’ C Sand Pool.
Operating Agreement and Unit Agreement (“EEEEEEE”) dated May 10, 1989, between Chevron and the Louisiana State Mineral Board, for the 10,500’ RB SU.
Boundary Agreement dated October 12, 1954, between Chevron and Shell.
Letter Agreement dated August 2, 1955, between Chevron and Conoco, et al.
Boundary Agreement dated September 21, 1959, between Chevron and Shell, et al.
Compromise Agreement dated February 9, 1965, between Chevron and Delta, et al.
Purchase Agreement dated March 1, 1983, between (Shell) Taylor Energy and Chevron.
Compromise Agreement dated March 12, 1968, among the United States of America, the State of Louisiana, and Plaquemines Parish.
Purchase and Sale Agreement dated October 1, 1987, between Chevron and Arco.
Compromise Agreement dated October 15, 1960, between Faget and Thibaut.
Compromise Agreement dated June 20, 1958, among d’Asara, et al.
Purchase and Sale Agreement dated June 1, 1992, between Oxy and Energy Development Corporation.
Purchase Agreement dated May 1, 1984, between Taylor Energy and Chevron.
Letter Agreement dated December 1, 1992, between Ashlawn and Energy Development Corporation.
Annual Assessments Letter Agreement dated November 17, 1993, between Ashlawn and Energy Development Corporation.
Lafitte Field, Jefferson Parish, Louisiana
Operating Agreement dated July 10, 1968, for the 5500’ RC SUA, between Texaco Inc. and The Lafitte Company.
State of Louisiana, Office of Conservation Order #76-S dated November 17, 1964, establishing the 5700’ SU.

Operating Agreement dated December 1, 1964, between Texaco, Inc. and The Lafitte Company.
State of Louisiana, Office of Conservation Order #76-G-4 dated July 15, 1993, establishing the 6500’ RB SUA, recorded in Book 2878, page 191, Jefferson Parish, Louisiana
State of Louisiana, Office of Conservation Order #76-G-2 dated March 20, 1968, establishing the 6500’ SU.
Operating Agreement dated April 1, 1968, between Texaco, Inc. and The Lafitte Company.
State of Louisiana, Office of Conservation Order #76-U-6 dated September 25, 1991, establishing the 6900’ RMKA SUA.
State of Louisiana, Office of Conservation Order #76-OO-1 dated August 22, 1994, establishing the 7800’ RMKA SUA, recorded in Book 135, page 452, Jefferson Parish, Louisiana.
State of Louisiana, Office of Conservation Order #76-W-2 dated September 28, 1989, establishing the 8300’ R205 SUA.
State of Louisiana, Office of Conservation Order #76-ZZ-1 dated December 22, 1986, establishing the 3200’ R223 SUA.
State of Louisiana, Office of Conservation Order #76-Q-3 dated November 5, 1997, establishing the 3700’ R285 SUA, recorded in Book 136, page 453, Jefferson Parish, Louisiana.
State of Louisiana, Office of Conservation Order #76-Q-2 dated May 23, 1988, establishing the 3700’ RA SUA.
Operating Agreement dated May 17, 1988, between Texaco, Inc. and Sabine Corporation, for the 3700 RA SU.
State of Louisiana, Office of Conservation Order #76-N-1 dated September 2, 1976, establishing the 3800’ RB SU.
Operating Agreement dated August 10, 1976, between Texaco, Inc. and Sabine Production Company for the 3800’ RB SUA.
State of Louisiana, Office of Conservation Order #76-N-3 dated July 15, 1983, establishing the 3800’ RD SU.
State of Louisiana, Office of Conservation Order #76-OOO-2 dated December 2, 1993, establishing the 3850’ R285 SUA, recorded in Book 2895, page 818, Jefferson Parish, Louisiana.
State of Louisiana, Office of Conservation Order #76-OOO-3 dated September 29, 1994, establishing the 3850’ R286 SUA, recorded in Book 135, page 479, Jefferson Parish, Louisiana
State of Louisiana, Office of Conservation Order #75-OOO-1 dated March 24, 1987, establishing the 3850’ R290 SUA.
State of Louisiana, Office of Conservation Order #76-AA dated June 2, 1969, establishing the 3900’ RA SU.

Operating Agreement dated June 1, 1969, between Texaco, Inc. and The Lafitte Company
State of Louisiana, Office of Conservation Order #75-V-4 dated April 11, 1984, establishing the 42 SUA.
Operating Agreement dated October 30, 1983, between Texaco, Inc. and Sabine Corporation.
Operating Agreement dated November 15, 1967, between Texaco, Inc. and The Lafitte Company, establishing the 4250’ RC SU.
State of Louisiana, Office of Conservation Order #76-V-2 dated September 18, 1970.
State of Louisiana, Office of Conservation Order #76-V-9 dated June 21, 1991, establishing the 4250’ RD SUA.
Operating Agreement dated April 20, 1965, between Texaco, Inc. and The Lafitte Company, for the 4300’ RA NVU.
Unitization Agreement dated November 1, 1965, among Texaco, Inc., et al establishing the 4300’ RA NVU, recorded in Book 26, page 56, Jefferson Parish, Louisiana.
State of Louisiana, Office of Conservation Order #76-Y-5 dated October 25, 1993, establishing the 4400’ RC SU.
Unit Agreement dated December 24, 1975, among Texaco, Inc., et al for the 4400’ RD SU, recorded in Book 32, page 760, Jefferson Parish, Louisiana.
Amendment dated July 8, 1993, among Texaco, Inc., et al for the 4400’ RD SU.
Operating Agreement dated March 24, 1976, between Texaco, Inc. and The Lafitte Company, for the 4400’ RC SU.
State of Louisiana, Office of Conservation Order #76-M-2 dated October 10, 1978, establishing the 4400’ RD SU.
Unit Agreement dated July 6, 1976, among Texaco, Inc, et al, for the 4400’ RD SU.
State of Louisiana, Office of Conservation Order #76-GG dated December 15, 1973, establishing the 4700’ SU.
Operating Agreement dated January 1, 1974, between Texaco, Inc. and The Lafitte Company.
State of Louisiana, Office of Conservation Order #76-RR dated May 8, 1979, establishing the 4750’ SUA.
Operating Agreement dated May 1, 1979, between Texaco, Inc. and Sabine Corporation.
State of Louisiana, Office of Conservation Order #76-B-1 dated July 18, 1960, establishing the 5500’ SUD.

State of Louisiana, Office of Conservation Order #76-B-3 dated January 16, 1969, establishing the 5500’ RC SUA.
State of Louisiana, Office of Conservation Order #76-B-6 dated November 1, 1978.
State of Louisiana, Office of Conservation Order #76-FFF-1 dated May 20, 1993, establishing the 8900’ RMKA SU, recorded in Book 2878, page 188, Jefferson Parish, Louisiana.
Operating Agreement dated September 5, 1984, between Texaco, Inc. and Sabine Corporation.
Unitization Agreement dated February 23, 1983, among Texaco, Inc., et al, for the L 4400’ RAC SU.
State of Louisiana, Office of Conservation Order #76-4 dated June 7, 1993, for Lafitte Common Facility No. 2 A 611, recorded in Book 2895, page 817, Jefferson Parish, Louisiana.
State of Louisiana, Office of Conservation Order #76-6 dated March 28, 1994, recorded in Book 135, page 329, Jefferson Parish, Louisiana.
State of Louisiana, Office of Conservation Order #76-3 dated April 16, 1993, for Lafitte Common Facility No. 1 A 611, recorded in Book 2874, page 116, Jefferson Parish, Louisiana.
State of Louisiana, Office of Conservation Order #75-5 dated January 5, 1994.
State of Louisiana, Office of Conservation Order #76-7 dated April 20, 1994, for Lafitte Common Facility No. 6 A 611
State of Louisiana, Office of Conservation Order #76-AAA-3 dated April 8, 1988, for Lafitte NCT-L
State of Louisiana, Office of Conservation Order #76-VVV dated December 30, 1996, establishing the Lower 8900’ R100 SUA., recorded in Book 136, page 226, Jefferson Parish, Louisiana.
State of Louisiana, Office of Conservation Order #76-AAA-5 dated December 4, 1996, recorded in Book 136, page 173, Jefferson Parish, Louisiana.
Operating Agreement dated February 1, 1947, between The Texas Company, and The Lafitte Company, recorded in Book 243, page 89, Jefferson Parish, Louisiana.
State of Louisiana, Office of Conservation Order #76-22 dated June 10, 1982, establishing the Madison Realty Company C.
Unit Agreement dated August 20, 1947, between The Texas Company and The Louisiana Land & Exploration Company for the NVU L (Land Company), recorded in Book 243, page 63, Jefferson Parish, Louisiana.
Operating Agreement dated February 1, 1947, between The Texas Company and The Lafitte Company for N VU M, Madison Realty Company and N VU R (Rigolets), recorded in Book 243, page 89, Jefferson Parish, Louisiana.
State of Louisiana, Office of Conservation Order #76-A dated August 20, 1947, for the N VU R (Rigolets).

Unit Agreement dated August 20, 1947, between The Texas Company and Madison Realty Company, Inc., recorded in Book 243, page 33, Jefferson Parish, Louisiana.
Unit Agreement dated February 1, 1947, between The Texas Company and Rigolets Corporation.
State of Louisiana, Office of Conservation Order #76-CCC-2 dated March 2, 1993, establishing the Rigolets Reservoir MKA SUA, recorded in Book 2895, page 813, Jefferson Parish, Louisiana.
Letter Agreement dated October 19, 1994, between Texaco Exploration and Production, Inc. and Hunt Oil Company.
Exploration Agreement dated August 1, 1995, between Texaco Exploration and Production, Inc. and Belle Energy, Inc. for the Upper Dupre Reservoir 001, SUA.
State of Louisiana, Office of Conservation Order #76-UUU dated July 24, 1996, recorded in Book 136, page 84, Jefferson Parish, Louisiana.
Letter Agreement dated April 4, 1996, between Texaco Exploration and Production, Inc. and Ridgelake Energy, Inc.
Operating Agreement dated December 1, 1995, between Texaco Exploration and Production, Inc. and Ridgelake Energy, Inc.
Unit Agreement dated October 8, 1958, among The Texas Company, et al, recorded in Book 19, page 316, Jefferson Parish, Louisiana.
Unitization Agreement dated January 25, 1985, among Texaco, Inc., et al.
Global Settlement Agreement dated February 22, 1994, among The State of Louisiana, Louisiana Land & Exploration Company, and Texaco Exploration and Production, Inc., recorded in Book 2892, page 772, Jefferson Parish, Louisiana.
Consent Judgment dated September 3, 1992, between Sierra Club vs. Texaco Exploration and Production, Inc.
Lake Raccourci Field, Lafourche Parish, Louisiana
Operating Agreement dated September 1, 1996, Goodrich Petroleum Company, Operator.
Participation Agreement dated July 24, 1996, by and between MW Petroleum Corporation and Goodrich Petroleum Corporation.
Letter Agreement dated July 9, 1996, by and between Goodrich Petroleum Company and Araxas Exploration, Inc.
Participation Agreement dated September 12, 1996, by and between Goodrich Petroleum Corporation, Araxas Exploration, Inc. and Howell Corporation.
Participation Agreement dated July 22, 1996, by and between Araxas Exploration, Inc. and Goodrich Petroleum Corporation.

Pecan Lake Field, Cameron Parish, Louisiana
Operating Agreement dated January 6, 1993, Brammer Engineering, Inc., Operator.
Superior Canal Permit dated April 29, 2005, by and between Miami Corporation and Goodrich Petroleum Company of Louisiana.
Pipeline Permit dated July 11, 1997 by and between Miami Corporation and Goodrich Petroleum Company of Louisiana.
Surface Permit dated July 21, 1997, but effective June 1, 1997, by and between Miami Corporation and Goodrich Petroleum Company of Louisiana.
Right-of-way Agreement dated June 28, 2002, between Miami Corporation, grantor, and Goodrich Petroleum Company of Louisiana, grantee.
Act of Acknowledgment, Acceptance, Adoption and Ratification of Unitization Agreement, effective September 1, 1995.
Plumb Bob Field, St. Martin Parish, Louisiana
State of Louisiana, Office of Conservation Order #727-L dated September 23, 2004, establishing the 6,300’ RA.
Second Bayou Field, Cameron Parish, Louisiana
Letter Agreement dated January 21, 1995, between Texaco Exploration and Production Inc. and Goodrich Oil Company.
Letter Agreement dated August 22, 1994, between Texaco Exploration and Production Inc. and Goodrich Oil Company.
Letter Agreement dated April 12, 1995, between Texaco Exploration and Production Inc. and Goodrich Oil Company.
Letter Agreement dated May 26, 1995, between Texaco Exploration and Production, Inc. and Goodrich Oil Company.
Joint Operating Agreement dated August 19, 1993, between Brammer Engineering, Inc., as Operator, and L. R. Brammer, Jr., et al, non-Operators.
Declaration of Operating Agreement dated October 28, 1993, recorded November 2, 1993, in Conveyance Book 779, File No. 233418.
Letter Agreement dated October 15, 1993, between TEPI and Goodrich Oil Company as amended February 7, 1994.
Letter Agreement dated January 21, 1994, between Texaco Trading & Transportation, Inc. and Goodrich Oil Company.

Letter Agreement dated August 3, 1995, between Texaco Exploration and Production Inc. and Goodrich Oil Company.
Contract Pumper and Production Handling Agreement dated April 24, 1996, effective April 1, 1996 between Texaco Exploration and Production Inc. and Goodrich Oil Company.
Letter Agreement dated June 27, 1996, between Texaco Exploration and Production Inc. and Goodrich Oil Company.
Letter Agreement dated April 21, 1998, between Texaco Exploration and Production Inc. and Goodrich Petroleum Corporation.
Letter Agreement dated May 3, 1999, between Texaco Exploration and Production Inc. and Goodrich Petroleum Corporation.
Letter Agreement dated October 28, 1999, between Texaco Exploration and Production Inc. and Goodrich Petroleum Corporation.
Letter Agreement dated February 28, 2000, between Texaco Exploration and Production Inc. and Goodrich Petroleum Corporation.

EXHIBIT “D”
ALLOCATED VALUES

				Working	Revenue	ALLOCATION
Field	RSVCAT	Reservoir	Well Name	Interest	Interest	OF VALUE $

BAYOU CHOUPIQUE	1PDP	12200 HBY RB SU A	CHEM WASTE MGMT 1	18.000000%	12.789692%	$1,338,255.24
BAYOU CHOUPIQUE	1PDP	12100 HBY RB SU A	CHEM WASTE MGMT 2	18.000000%	13.227950%	$5,054,012.91
BAYOU CHOUPIQUE	1PDP		BAYOU CHOUPIQUE ABDN	18.000000%	0.000000%	$(2,676,510.47)
BAYOU CHOUPIQUE Total						$3,715,757.67

BAYOU JEAN LA CROIX	1PDP	TEX L RA SU A (9500)	DUPONT 38 1	34.011260%	26.366658%	$4,614,673.23
BAYOU JEAN LA CROIX	1PDP	9200 RA SU A	DUPONT 38 1-D	34.011260%	26.236754%	$5,419,146.91
BAYOU JEAN LA CROIX	2PDNP	9150 SAND	DUPONT 38 1 BP1	34.011260%	26.366658%	$5,303,690.67
BAYOU JEAN LA CROIX	1PDP		BAYOU JEAN LA CROIX ABDN	34.011260%	0.000000%	$(13,844,019.69)
BAYOU JEAN LA CROIX Total						$1,493,491.11

BURRWOOD/W DELTA	1PDP		BURRWOOD/W DELTA P&A	94.545701%	0.000000%	$(3,516,626.01)
BURRWOOD/W DELTA	1PDP		E-5 PDP FIXED EXPENSE	75.614038%	0.000000%	$(6,999,670.91)
BURRWOOD/W DELTA	1PDP		E-8 PDP FIXED EXPENSE	95.000000%	0.000000%	$(4,848,359.96)
BURRWOOD/W DELTA	1PDP	9000 SAND	SHELL UNIT B-5 1 B-13	95.000000%	78.041880%	$280,572.13
BURRWOOD/W DELTA	1PDP	10500 A SAND	SL 1009 1 W-39	95.000000%	78.041884%	$1,403,823.73
BURRWOOD/W DELTA	1PDP	CP 3	SL 17194 1 (LEONARD)	60.000000%	43.280000%	$280,572.13
BURRWOOD/W DELTA	1PDP	MQ MAIN SAND	SL 17203 1 W-38 MQ MAIN	52.500000%	32.600044%	$531,011.27
BURRWOOD/W DELTA	1PDP	MQ STRINGERS SAND	SL 17203 1 W-38 MQ STRNGRS	63.750000%	42.982856%	$1,195,656.04
BURRWOOD/W DELTA	1PDP	9100 SAND	SL 17381 1 B-37	100.000000%	72.000009%	$280,572.13
BURRWOOD/W DELTA	1PDP	9000 SAND	SL 1922 3 B-2	95.000000%	77.001440%	$280,572.13
BURRWOOD/W DELTA	1PDP	10500 SAND	SL 1922 15 W-12	95.000000%	77.201630%	$15,288,032.07
BURRWOOD/W DELTA	1PDP	CP 3 SAND	SL 1922 19 W-16	95.000000%	78.203900%	$280,572.13
BURRWOOD/W DELTA	1PDP	10500 SAND (UPR)	SL 1922 21 W-18	95.000000%	76.065789%	$280,572.13
BURRWOOD/W DELTA	1PDP	7500 SAND	SL 1922 21-D W-18	95.000000%	76.065789%	$659,562.24
BURRWOOD/W DELTA	1PDP	6900 RD NVU	SL 1922 A-1 B-25	95.000000%	77.001440%	$280,572.13
BURRWOOD/W DELTA	1PDP	6900 SAND	SL 1922 A-4 B-26	95.000000%	77.001440%	$2,096,195.36
BURRWOOD/W DELTA	1PDP	10500 SAND	SL 1922 B-3 B-27	95.000000%	78.414674%	$280,572.13
BURRWOOD/W DELTA	1PDP	6900 L2 RC NVU	SL 1922 B-4 B-28	95.000000%	76.424650%	$280,572.13
BURRWOOD/W DELTA	1PDP		SL 2227 1 SWD	100.000000%	0.000000%	$280,572.13
BURRWOOD/W DELTA	1PDP	MF SAND	SL 2227 1 W-40	95.000000%	74.733540%	$17,849,372.82
BURRWOOD/W DELTA	1PDP	10500 SAND	SL 2227 2 W-13	95.000000%	72.422461%	$17,187,366.24
BURRWOOD/W DELTA	1PDP	6900 SAND	SL 2227 ET AL 1 W-36	95.000000%	77.391120%	$280,572.13
BURRWOOD/W DELTA	1PDP	6000 SAND	SL 2227 ET AL 1-D W-36	95.000000%	69.332510%	$1,590,653.34
BURRWOOD/W DELTA	1PDP	10500 SAND	SL 2227 TRACT 1 B-3	95.000000%	77.438135%	$280,572.13
BURRWOOD/W DELTA	1PDP	10100 SAND	SL 2552 5 B-38	95.000000%	75.565090%	$782,735.44
BURRWOOD/W DELTA	1PDP	9000 SAND	SL 2565 4 B-6	95.000000%	75.565090%	$280,572.13
BURRWOOD/W DELTA	1PDP	6900 L2 RA NVU	SL 2565 8-D B-31	95.000000%	75.055520%	$424,660.23
BURRWOOD/W DELTA	1PDP	CP 3 SAND	SL 2565 USA 1 B-30	95.000000%	77.001440%	$280,572.13
BURRWOOD/W DELTA	1PDP	6900 SAND	SL 2565 USA 1 B-8	95.000000%	75.055520%	$280,572.13
BURRWOOD/W DELTA	1PDP	6900 L2 RA NVU	SL 2565 USA 8 B-9	95.000000%	75.055520%	$7,387,871.07
BURRWOOD/W DELTA	1PDP	10500 SAND	SL 2565 USA B-2 B-10	95.000000%	75.565090%	$280,572.13
BURRWOOD/W DELTA	1PDP		SL 2565 USA SWD 1 B-131	100.000000%	0.000000%	$280,572.13
BURRWOOD/W DELTA	1PDP	6900 L2 RA VUA	SL 2566 5 B-7	95.000000%	75.055520%	$280,572.13
BURRWOOD/W DELTA	1PDP	10500 B SAND	SNOW, MW 4 W-1	95.000000%	75.001200%	$8,745,227.43
BURRWOOD/W DELTA	1PDP	10500 SAND	TRACT 15 B-11 B-14	95.000000%	76.988167%	$280,572.13
BURRWOOD/W DELTA	1PDP	10100 SAND	TRACT 15 B-14 B-16	95.000000%	75.565090%	$280,572.13
BURRWOOD/W DELTA	1PDP	10450 SAND	TRACT 41 1 B-17	95.000000%	78.041880%	$280,572.13
BURRWOOD/W DELTA	1PDP	10100 SAND	TRACT 44 B-32 B-36	95.000000%	78.041880%	$2,301,208.02
BURRWOOD/W DELTA	1PDP	9600 A SAND	USA 2 W-24	95.000000%	75.855789%	$280,572.13
BURRWOOD/W DELTA	1PDP	9600 A SAND	USA 7 W-30	95.000000%	78.586579%	$6,985,404.38
BURRWOOD/W DELTA	1PDP	10100 E SAND	USA 8 W-31	95.000000%	74.925268%	$390,727.45
BURRWOOD/W DELTA	1PDP	9000 SAND	USA 11 W-33	95.000000%	74.763350%	$280,572.13
BURRWOOD/W DELTA	1PDP	10600 SAND	USA 3 B-20 ST	95.000000%	69.725260%	$280,572.13
BURRWOOD/W DELTA	1PDP	10100 SAND	USA 5-4 W-37	95.000000%	74.925268%	$280,572.13
BURRWOOD/W DELTA	1PDP		W-5 PDP FIXED EXPENSE	95.000000%	0.000000%	$(3,726,052.35)
BURRWOOD/W DELTA	1PDP		W-8 PDP FIXED EXPENSE	95.000000%	0.000000%	$(1,415,881.87)
BURRWOOD/W DELTA	2PDNP	10100 SAND	SL 1009 1 W-39 BP1	95.000000%	78.041884%	$861,674.76
BURRWOOD/W DELTA	2PDNP	10100 LWR LOBE	SL 17203 1 BP3 W-38	50.000000%	34.532637%	$330,583.80
BURRWOOD/W DELTA	2PDNP	10500 GAS CAP	SL 1922 15 W-12 BP	95.000000%	77.201630%	$280,572.13
BURRWOOD/W DELTA	2PDNP	9000 SAND	SL 1922 B-3 B-27 BP1	95.000000%	78.414674%	$280,572.13
BURRWOOD/W DELTA	2PDNP	10100 E SAND	SL 2227 1 W-40 BP1	95.000000%	74.733540%	$781,808.92
BURRWOOD/W DELTA	2PDNP	10100 UPR SAND	SL 2227 1 W-40 BP2	95.000000%	74.733540%	$501,189.37
BURRWOOD/W DELTA	2PDNP	10500 GAS CAP	SL 2227 2 W-13 BP1	95.000000%	72.422461%	$280,572.13
BURRWOOD/W DELTA	2PDNP	9600 C SAND	USA 8 W-31 BP1	95.000000%	74.925268%	$280,572.13
BURRWOOD/W DELTA	2PDNP	10100 E SAND	USA 5-4 W-37 BP1	95.000000%	74.925268%	$280,572.13
BURRWOOD/W DELTA	2PDNP	CP 3 SAND	USA 5-4 W-37 BP2	95.000000%	74.925268%	$280,572.13
BURRWOOD/W DELTA	4PUD		E-8 PUD FIXED EXPENSE	95.000000%	95.000000%	$280,572.13
BURRWOOD/W DELTA	4PUD	10100 E SAND	LISTON II P-44 PUD	95.000000%	76.065789%	$280,572.13
BURRWOOD/W DELTA	4PUD	MQ STRINGERS SAND	MQ SAND BP1	63.750000%	42.982856%	$4,315,678.61
BURRWOOD/W DELTA	4PUD	MQ MAIN SAND	MQ SAND PUD	52.500000%	32.600044%	$2,650,983.55
BURRWOOD/W DELTA	4PUD	10500 SAND	NORTON OFFSET 2	95.000000%	76.288250%	$280,572.13
BURRWOOD/W DELTA	4PUD	10500 GAS CAP	NORTON OFFSET 2 BP	95.000000%	76.288250%	$280,572.13
BURRWOOD/W DELTA	4PUD	10500 SAND	NORTON OFFSET 3	95.000000%	76.288250%	$5,816,189.60
BURRWOOD/W DELTA	4PUD	10450 SAND	PATTERSON P-18 PUD	95.000000%	76.288250%	$5,147,950.39
BURRWOOD/W DELTA	4PUD	10100 SAND	PATTERSON P-18 PUD BP1	95.000000%	76.288250%	$1,492,996.14
BURRWOOD/W DELTA	4PUD	10500 SAND	SHARKEY	95.000000%	76.288250%	$280,572.13

				Working	Revenue	ALLOCATION
Field	RSVCAT	Reservoir	Well Name	Interest	Interest	OF VALUE $

BURRWOOD/W DELTA	4PUD	10100 SAND	SHARKEY BP2	95.000000%	76.288250%	$280,572.13
BURRWOOD/W DELTA	4PUD	9000 SAND	SHARKEY BP4	95.000000%	76.288250%	$280,572.13
BURRWOOD/W DELTA	4PUD		W-5 PUD FIXED EXPENSE	95.000000%	0.000000%	$(1,976,377.04)
BURRWOOD/W DELTA Total						$94,897,335.16

LAFITTE	1PDP	8300 SAND	JEFFERSON A 9	49.000000%	35.632534%	$184,586.93
LAFITTE	1PDP	LWR ST DENNIS SAND	JEFFERSON A 13	48.734100%	40.821302%	$228,476.00
LAFITTE	1PDP	4400 SAND	KERNER 9	49.000000%	44.929980%	$184,586.93
LAFITTE	1PDP	3700 SAND	KERNER 22-42	49.000000%	45.425000%	$184,586.93
LAFITTE	1PDP	8900 SAND	KERNER 40	49.000000%	45.236624%	$184,586.93
LAFITTE	1PDP		LAFITTE P&A COSTS	48.742640%	0.000000%	$(1,719,468.22)
LAFITTE	1PDP	UPR RIGOLETS B SAND	LL&E 4	49.000000%	35.908867%	$352,778.87
LAFITTE	1PDP	5100 SAND	LL&E 14	49.000000%	36.750000%	$228,924.16
LAFITTE	1PDP	UPR 4800 (A & B) SAND	LL&E 129 ALT	49.000000%	36.750000%	$184,586.93
LAFITTE	1PDP	LWR ST DENNIS SAND	LL&E 148	49.000000%	36.750000%	$184,586.93
LAFITTE	1PDP	UPR 4800 (A & B) SAND	LL&E 153 ALT	49.000000%	36.750000%	$184,586.93
LAFITTE	1PDP	8900 SAND	LL&E 175	49.000000%	36.392124%	$184,586.93
LAFITTE	1PDP	8900 SAND	LL&E 187	49.000000%	36.392124%	$184,586.93
LAFITTE	1PDP	7400 SAND	LL&E 189	49.000000%	36.750000%	$184,586.93
LAFITTE	1PDP	6900 SAND	LL&E 192	49.000000%	35.920731%	$184,586.93
LAFITTE	1PDP	UPR RIGOLETS SAND	LL&E 196	49.000000%	36.000203%	$184,586.93
LAFITTE	1PDP	7900 SAND	LL&E 197	20.682070%	15.588801%	$184,586.93
LAFITTE	1PDP	UPR DUPREE 8000 SAND	LL&E 198	49.000000%	36.750000%	$184,586.93
LAFITTE	1PDP	7900 SAND	LL&E 198-D	49.000000%	36.750000%	$184,586.93
LAFITTE	1PDP	7400 SAND	LL&E 202 7400	49.000000%	36.000282%	$184,586.93
LAFITTE	1PDP	8900 SAND	LL&E 202 8900	49.000000%	36.000282%	$184,586.93
LAFITTE	1PDP	4400 SAND	MARRERO 45	49.000000%	45.075140%	$315,762.96
LAFITTE	1PDP	6500 SAND	RIGOLETS 4	49.000000%	40.598420%	$184,586.93
LAFITTE	1PDP	5700 SAND	RIGOLETS 37	48.725600%	39.953280%	$184,586.93
LAFITTE	1PDP	5100 SAND	RIGOLETS 76	49.000000%	44.404168%	$184,586.93
LAFITTE	1PDP	UPR RIGOLETS B SAND	RIGOLETS 78	49.000000%	43.029219%	$184,586.93
LAFITTE	1PDP	LWR ST DENNIS SAND	RIGOLETS 151	49.000000%	43.029219%	$239,297.50
LAFITTE	1PDP	3700 SAND	RIGOLETS 157	49.000000%	42.322087%	$184,586.93
LAFITTE	1PDP	4250 SAND	RIGOLETS 165	49.000000%	43.250736%	$184,586.93
LAFITTE	1PDP	3750 SAND	RIGOLETS 171	49.000000%	44.404168%	$271,248.16
LAFITTE	1PDP	8300 SAND	RIGOLETS B 1 8300	49.000000%	36.750000%	$184,586.93
LAFITTE	1PDP	DUPRE	RIGOLETS LP A-1	0.000000%	2.271492%	$184,586.93
LAFITTE	1PDP	7400 SAND	RIGOLETS LP A-1D	0.000000%	2.550000%	$184,586.93
LAFITTE	1PDP	L & U 8700 RA SU A	SL 17263 2	49.000000%	36.750000%	$184,586.93
LAFITTE	2PDNP	SCHOOL BOARD SAND	LL&E 196 BP1	49.000000%	36.000203%	$184,586.93
LAFITTE	2PDNP	7800 B SAND	LL&E 198 BP1	49.000000%	36.750000%	$184,586.93
LAFITTE	2PDNP	7800 A SAND	LL&E 198 BP2	49.000000%	36.750000%	$184,586.93
LAFITTE	2PDNP	DUPREE SAND	LL&E 200 BP1	49.000000%	36.750000%	$611,025.38
LAFITTE	2PDNP	8300 SAND	LL&E 200 BP2	49.000000%	36.750000%	$184,586.93
LAFITTE	2PDNP	7100 SAND	LL&E 200 BP3	49.000000%	36.750000%	$399,312.94
LAFITTE	2PDNP	7900 SAND	LL&E 202 7900	49.000000%	36.000282%	$214,558.38
LAFITTE	2PDNP	8800 SAND	LL&E 202 8800	49.000000%	36.000282%	$3,580,246.97
LAFITTE	2PDNP	7900 SAND	RIGOLETS LP A-2	49.000000%	44.404168%	$184,586.93
LAFITTE	2PDNP	7750 SAND	RIGOLETS LP A-2 BP	49.000000%	44.404168%	$184,586.93
LAFITTE	2PDNP	4750 SAND	RIGOLETS LP A-2 BP2	49.000000%	44.404168%	$184,586.93
LAFITTE	4PUD	LWR DUPREE	AUGUSTA BP1	49.000000%	36.750000%	$184,586.93
LAFITTE	4PUD	UPR DUPREE	AUGUSTA BP2	49.000000%	36.750000%	$184,586.93
LAFITTE	4PUD	8300 SAND	AUGUSTA PUD	49.000000%	36.750000%	$184,586.93
LAFITTE	4PUD	5450 SAND	LL&E 5450 PUD	49.000000%	36.750000%	$184,586.93
LAFITTE	4PUD	9800 SAND	PEBBLE BEACH BP1 (KERNER 45 PUD)	49.000000%	45.045200%	$184,586.93
LAFITTE	4PUD	3700 SAND	TT&W A 2 PUD	49.000000%	44.032300%	$184,586.93
LAFITTE	4PUD	5300 SAND	TT&W A 6 BP1	49.000000%	44.032300%	$184,586.93
LAFITTE	4PUD	5050 SAND	TT&W A 6 BP2	49.000000%	44.032300%	$184,586.93
LAFITTE	4PUD	5550 SAND	TT&W A 6 PUD	49.000000%	44.032300%	$1,214,161.78
LAFITTE	4PUD	6900 SAND	TT&W A 10 BP1 PUD	49.000000%	44.032300%	$184,586.93
LAFITTE	4PUD	5100 SAND	TT&W A 10 BP2	49.000000%	44.032300%	$184,586.93
LAFITTE Total						$14,058,149.76

LAKE RACCOURCI	1PDP		LAKE RAC PDP ABDN	21.337856%	0.000000%	$(484,540.69)
LAKE RACCOURCI	1PDP	BOL 3A	SL 14284 1	1.761110%	1.238918%	$161,513.56
LAKE RACCOURCI	1PDP	BOL2/TX16	SL 14284 1 BOL2	1.761110%	1.377042%	$161,513.56
LAKE RACCOURCI	1PDP	BOL 3A	SL 14589 2	0.959800%	0.777581%	$161,513.56
LAKE RACCOURCI	1PDP	BOL 3A	SL 14589 3	1.761110%	1.232777%	$161,513.56
LAKE RACCOURCI	1PDP	BOL 5 SAND	SL 3258 1	34.699700%	28.596084%	$692,911.60
LAKE RACCOURCI	2PDNP		LAKE RAC PBP ABDN	21.337856%	0.000000%	$(484,540.69)
LAKE RACCOURCI	2PDNP	BOL 1	SL 3258 1 BP1	34.699700%	28.596084%	$1,268,187.05
LAKE RACCOURCI	2PDNP	TEX 16	SL 3258 1 BP2	34.699700%	28.596084%	$576,873.96
LAKE RACCOURCI	2PDNP	TEX 15	SL 3258 1 BP3	34.699700%	28.596084%	$468,918.69
LAKE RACCOURCI	4PUD	BOL 2A 2B 2C	SL 1480 1 PUD	34.699700%	28.596084%	$5,357,669.45
LAKE RACCOURCI Total						$8,041,533.62

PECAN LAKE	1PDP	A-1 SAND	MIAMI CORP 2-D	47.380570%	34.359213%	$153,822.44
PECAN LAKE	1PDP	A-1 SAND	PECAN LAKE PDP ABDN	46.627262%	0.000000%	$(307,644.88)
PECAN LAKE	2PDNP	CUTLER SAND	MIAMI CORP 2	49.333860%	35.592299%	$1,690,372.49
PECAN LAKE	2PDNP	A-1 SAND	PECAN LAKE PBP ABDN	46.627262%	0.000000%	$153,822.44
PECAN LAKE Total						$1,690,372.49

				Working	Revenue	ALLOCATION
Field	RSVCAT	Reservoir	Well Name	Interest	Interest	OF VALUE $

PLUMB BOB	1PDP	10300	2678 U2 6	100.000000%	75.000000%	$—
PLUMB BOB	1PDP	10300 RH SUA	SMPSB 22	100.000000%	73.000000%	$—
PLUMB BOB	1PDP	6300 U & L SAND	SMPSB 25	100.000000%	74.091667%	$—
PLUMB BOB	1PDP		ST MARTIN LAND 35	100.000000%	75.000000%	$—
PLUMB BOB	1PDP	9010 STRAY SAND R	ST MARTIN LAND 68	100.000000%	75.000000%	$—
PLUMB BOB	2PDNP	6300 U SAND	SMPSB 25 BP	100.000000%	74.091667%	$—
PLUMB BOB	4PUD	MARG TEX	FDR BP2	100.000000%	75.000000%	$—
PLUMB BOB	4PUD	6800 SAND	LINCOLN 36 OFFSET BP1 (SMPSB PUD 1)	100.000000%	72.925000%	$—
PLUMB BOB	4PUD	6600 SAND	WASHINGTON	100.000000%	75.000000%	$—
PLUMB BOB	1PDP		PLUMB BOB ABDN	100.000000%	0.000000%	$—
PLUMB BOB Total						$—

SECOND BAYOU	1PDP	5900 SAND	MIAMI FEE 1-D	31.214730%	22.240500%	$181,510.48
SECOND BAYOU	1PDP	6900 SAND	MIAMI FEE 3	31.214700%	22.240499%	$181,510.48
SECOND BAYOU	1PDP	5100 SAND	MIAMI FEE 3-D	31.214700%	22.240499%	$2,029,790.86
SECOND BAYOU	1PDP	4200 SAND	MIAMI FEE 4	49.423331%	32.866512%	$181,510.48
SECOND BAYOU	1PDP	5200 SAND	MIAMI FEE 5 ST	49.423330%	22.275200%	$181,510.48
SECOND BAYOU	1PDP	4900 SAND	MIAMI FEE 5-D	49.423330%	22.275200%	$181,510.48
SECOND BAYOU	1PDP	5500 SAND	MIAMI FEE 6	31.214700%	22.240498%	$181,510.48
SECOND BAYOU	1PDP	8000 SAND	MIAMI FEE 8	68.421550%	46.165276%	$181,510.48
SECOND BAYOU	1PDP	6650 SAND	MIAMI FEE 8-D	68.421550%	46.165276%	$181,510.48
SECOND BAYOU	1PDP	6,750’ SAND	MIAMI FEE 9	31.269590%	22.281663%	$1,463,561.20
SECOND BAYOU	1PDP	6750 SAND	MIAMI FEE 10	31.269590%	22.281663%	$181,510.48
SECOND BAYOU	1PDP	UPR 5200 SAND	MIAMI FEE 10-D	31.269590%	22.281663%	$181,510.48
SECOND BAYOU	1PDP	UPR PB SAND	MIAMI FEE 11	8.859710%	7.220675%	$246,767.95
SECOND BAYOU	1PDP	5200 SAND	MIAMI FEE 11-D	8.859710%	7.220675%	$272,661.46
SECOND BAYOU	1PDP	5100 SAND	SECOND BAYOU PDP ABDN	34.680442%	0.000000%	$(1,452,083.84)
SECOND BAYOU	4PUD	4650 SAND	MIAMI FEE 12 BP1	49.423224%	32.866515%	$181,510.48
SECOND BAYOU	4PUD	4800 SAND	MIAMI FEE 12 PUD	49.423224%	32.866515%	$1,343,131.18
SECOND BAYOU	4PUD	5100 SAND	MIAMI FEE 13 PUD	49.423300%	32.866500%	$181,510.48
SECOND BAYOU	4PUD	4500 SAND	MIAMI FEE 13-D PUD	49.423300%	32.866500%	$384,426.58
SECOND BAYOU	4PUD	5100 SAND	SECOND BAYOU PUD ABDN	34.680442%	0.000000%	$(363,020.96)
SECOND BAYOU Total						$6,103,360.19

TOTAL DIVESTITURE						$130,000,000.00

EXHIBIT “E”
ASSIGNMENT AND BILL OF SALE
     THIS ASSIGNMENT AND BILL OF SALE (this “Assignment”), effective as of 7:00 a.m. on July 1, 2006 (the “Effective Time”), is made by Goodrich Petroleum Company, L.L.C., a Louisiana limited liability company (“Goodrich”) and Malloy Energy Company, L.L.C., a New York limited liability company (“Malloy”) (Goodrich and Malloy are collectively referred to as “Assignor”), whose collective address is 808 Travis, Suite 1320, Houston, Texas 77002, to Hilcorp Energy I, L.P., a Texas limited partnership (“Assignee”), whose address is 1201 Louisiana, Suite 1400, Houston, Texas 77002.
ARTICLE I
Granting and Habendum
     For Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby grant, bargain, sell, transfer, convey, set over, assign and deliver unto Assignee, its successors and assigns, effective for all purposes as of the Effective Time and subject to the matters set forth herein, the Properties. The term “Properties” shall mean all of Assignor’s right, title and interest in and to the following:
     (1) The leasehold estates created by the oil and gas leases described on Exhibit “A” attached hereto (the “Leases”) and the lands covered thereby (the “Lands”), together with (a) all overriding royalty interests, production payments and other payments out of or measured by the value of oil and gas production from or attributable to the Leases or the Lands, and (b) all mineral interests, royalty interests, surface interests and other interests and estates of Seller, if any, in and to the Lands, any other lands pooled or unitized therewith or any lands otherwise described on Exhibit “A” attached hereto.
     (2) The oil and gas and other wells and wellbores located on or attributable to the Leases and/or the Lands, including, without limitation, those described on Exhibit “B” attached hereto (individually, “Well”; collectively, the “Wells”).
     (3) All rights with respect to any lands or depths pooled or unitized with any of the Lands and all production attributable thereto and all pooling and unitization agreements related thereto.
     (4) All production facility platforms, oil sales facilities and tank batteries, oil pipeline connections between the platform and sales facilities, and associated production facilities, flowlines, pipelines, equipment, vehicles, vessels, machinery, fixtures and other tangible personal property and improvements located upon or used in connection with the operation of the Wells or the Leases (collectively, the “Facilities”).
     (5) The rights and obligations existing under certain contracts and agreements that benefit or burden the Leases, Wells and/or the Facilities, if applicable, including, but not limited to, permits, rights of way, surface use agreements, non-lease agreements, letter agreements and easements (collectively, the “Contracts”) listed on Exhibit “A” attached hereto and Exhibit “C” attached to the Purchase Agreement referred to below.
     (6) The files, records, data, and other documentary information maintained by or in the possession of Seller pertaining to the Wells, the Facilities, and the Contracts, including, without limitation, all well, land, lease, title, curative, product sale, regulatory, non-confidential legal, technical and operational files, and all geological and geophysical data (collectively, the “Data”). The Data shall not include any information which, if disclosed, would cause Seller to breach any other existing contract or agreement.
     TO HAVE AND TO HOLD the Properties, together with all and singular the rights, privileges, benefits and appurtenances, in any way appertaining or belonging thereto, unto Assignee, its successors and assigns, forever, subject to the matters set forth herein.
ARTICLE II
Special Warranty of Title and Disclaimers
     Section 2.01. Special Warranty of Title. Assignor hereby agrees to warrant and defend title to the Properties (including, without limitation, the specific working interests and net revenue interests in the Properties described in Exhibit “B”) solely unto Assignee against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise. Notwithstanding the specific working interests and net revenue interests reflected on Exhibit “B”, it is the intention of Assignor to convey, and the Assignee to acquire, all of the right, title and interest of the Assignor in all of the Properties. To the extent that Assignor’s rights in any of the Properties exceeds those interests reflected in Exhibit “B”, Assignor does hereby grant, bargain, sell, assign and convey to Assignee such excess interests regardless of whether they are described herein or not.
     Section 2.02. Disclaimer. ASSIGNEE ACKNOWLEDGES THAT ASSIGNOR HAS NOT MADE, AND ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES, AND ASSIGNEE HEREBY EXPRESSLY WAIVES, ALL REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE RELATING TO (a) PRODUCTION RATES, RECOMPLETION OPPORTUNITIES, DECLINE RATES, GAS BALANCING INFORMATION OR THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES OF HYDROCARBONS, IF ANY, ATTRIBUTABLE TO THE ASSETS; (b) THE ACCURACY, COMPLETENESS, MATERIALITY OR OTHER CHARACTERISTIC OF ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) NOW, HERETOFORE OR HEREAFTER FURNISHED TO ASSIGNEE BY OR ON BEHALF OF ASSIGNOR OR OTHERWISE OBTAINED BY ASSIGNEE FROM ASSIGNOR; AND (c) THE ENVIRONMENTAL CONDITION OF THE ASSETS. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS ASSIGNMENT, ASSIGNOR EXPRESSLY DISCLAIMS AND NEGATES, AND ASSIGNEE HEREBY WAIVES, AS TO ALL PERSONAL PROPERTY, EQUIPMENT, INVENTORY, MACHINERY AND FIXTURES CONSTITUTING A PART OF THE ASSETS (i) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (ii) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, AND

(iii) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS. IT BEING THE EXPRESS INTENTION OF ASSIGNEE AND ASSIGNOR THAT THE PERSONAL PROPERTY, EQUIPMENT, INVENTORY, MACHINERY AND FIXTURES INCLUDED IN THE ASSETS SHALL BE CONVEYED TO ASSIGNEE, AND ASSIGNEE SHALL ACCEPT SAME, AS IS, WHERE IS, WITH ALL FAULTS AND IN THEIR PRESENT CONDITION AND STATE OF REPAIR. ASSIGNOR AND ASSIGNEE AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN WARRANTIES CONTAINED IN THIS SECTION ARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSES OF ANY APPLICABLE LAW, RULE OR ORDER.
ARTICLE III
Miscellaneous
     Section 3.01. Assignment. This Assignment shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.
     Section 3.02. Counterpart Execution. This Assignment may be executed in any number of counterparts, and, upon each Party’s execution of a counterpart, each such counterpart shall be effective as to each Party that executes the same, whether or not both such Parties execute the same counterpart. When counterparts of this Assignment are executed by each Party, the signature pages from the various counterparts shall be combined into one composite instrument for all purposes. All counterparts together shall constitute only one Assignment, but each counterpart shall be considered an original.
     Section 3.03. Recording. To facilitate the recording or filing of this Assignment, the counterpart to be recorded in a given county or parish may contain only that portion of the exhibits that describes Properties located in that county or parish. In addition to filing this Assignment, the Parties hereto shall execute and file with the appropriate authorities, whether federal, state or local, all forms or instruments required by applicable law to effectuate the conveyance contemplated hereby. Said instruments shall be deemed to contain all of the exceptions, reservations, rights, titles and privileges set forth herein as fully as though the same were set forth in each such instrument. The interests conveyed by such separate assignments are the same, and not in addition to the Properties conveyed herein.
     Section 3.04. Purchase Agreement. This Assignment is subject to all of the terms and conditions of the Purchase and Sale Agreement dated January ___, 2007, by and between Assignor and Assignee (the “Purchase Agreement”).
     WITNESS THE EXECUTION HEREOF as of the date first above written.

SELLER:

GOODRICH PETROLEUM COMPANY, L.L.C.

By:
Robert C. Turnham, Jr., President

MALLOY ENERGY COMPANY, L.L.C.

By:
Name:
Title:

BUYER:

HILCORP ENERGY I, L.P.

By:	Hilcorp Energy Company, its general partner

By:
Gregory M. Hoffman, Vice President

ACKNOWLEDGMENT
STATE OF TEXAS
COUNTY OF HARRIS
     Before me, the undersigned Notary Public, duly commissioned, qualified and sworn within and for the State and County aforesaid, and in the presence of the undersigned witnesses, personally came and appeared Robert C. Turnham, Jr., who acknowledged that he is President for Goodrich Petroleum Company, L.L.C., a Louisiana limited liability company (the “LLC”), that as such duly authorized officer, by and with the authority of ___of the LLC, he signed and executed the foregoing instrument for and on behalf of the LLC, as his and its free and voluntary act and deed, for the uses, purposes and benefits therein expressed.

WITNESSES:

Name:

(Signature)

Name:

Sworn to and subscribed before me this ___ day of , 2007.

NOTARY PUBLIC My commission expires:

ACKNOWLEDGMENT
STATE OF TEXAS
COUNTY OF HARRIS
     Before me, the undersigned Notary Public, duly commissioned, qualified and sworn within and for the State and County aforesaid, and in the presence of the undersigned witnesses, personally came and appeared                                         , who acknowledged that he is                                           for Malloy Energy Company, L.L.C., a New York limited liability company (the “LLC”), that as such duly authorized officer, by and with the authority of the                                          of the LLC, he signed and executed the foregoing instrument for and on behalf of the LLC, as his and its free and voluntary act and deed, for the uses, purposes and benefits therein expressed.

WITNESSES:

Name:

(Signature)

Name:

Sworn to and subscribed before me this ___ day of , 2007.

NOTARY PUBLIC My commission expires:

ACKNOWLEDGMENT
STATE OF TEXAS
COUNTY OF HARRIS
     Before me, the undersigned Notary Public, duly commissioned, qualified and sworn within and for the State and County aforesaid, and in the presence of the undersigned witnesses, personally came and appeared Gregory M. Hoffman who acknowledged that he is the Vice President – Business Development of Hilcorp Energy Company (the “Corporation”), general partner of Hilcorp Energy I, L.P., a Texas limited partnership, that as such duly authorized officer, by and with the authority of the Board of Directors of the Corporation, he signed and executed the foregoing instrument for and on behalf of the Corporation as general partner of said limited partnership, as his and its free and voluntary act and deed, for the uses, purposes and benefits therein expressed.

WITNESSES:

Name:

(Signature)

Name:

Sworn to and subscribed before me this ___ day of , 2007.

NOTARY PUBLIC My commission expires: